                                    FOOD FOR LESS

                     THIRD AMENDMENT TO BUILD AND LEASE AGREEMENT


This THIRD AMENDMENT TO BUILD AND LEASE AGREEMENT ("Third Amendment") is made an entered into as of the 8th day of March, 1994, by and between CHICO CROSSROADS CENTER, a California limited partnership ("Lessor"), and NETCO FOODS, INC. ("Lessee).


                                       RECITALS

A. Douglas W. Bradford, a predecessor in interest of Lessor, and Lessee have heretofore entered into that certain Build and Lease Agreement dated as of May 25, 1988 (the "Lease Agreement"). The Lease Agreement was amended by a letter agreement dated August 2, 1988 ("First Amendment") and a "Second Amendment" dated June 16, 1992. The Lease Agreement as amended by the First Amendment and Second Amendment is referred to hereinafter as the Lease. The Lease demises a store building in a shopping center in the City of Chico, County of Butte, State of California ("Shopping Center").

B. Landlord has entered into or will soon enter into leases with Circuit City Stores, Inc. ("Circuit City Lease") and Petco Animal Supplies, Inc. ("Petco Lease") which provide among other things for the construction of stores of approximately 23,014 square feet for Circuit City Stores, Inc. ("Circuit City Store") and 8,500 square feet for Petco animal Supplies, Inc. ("Petco Store"). To accomplish the construction of the Circuit City Store, Landlord will (i) demolish the buildings shown as Building "C" and Building Pad "3" on Exhibit "A" to the Lease Agreement and (ii) pave over and strip for parking the areas shown as Building Pad 3 and Pad 2 on Exhibit "A" to the Lease Agreement and Exhibit "1" to the Second Amendment.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. The plot plan(s) attached as Exhibit "A" to the Lease Agreement and Exhibit "1" to the Second Amendment shall be replaced by the plot plan attached hereto as Exhibit "1". In each instance wherein the Lease Agreement refers to the plot plan or Exhibit "A" attached thereto, or the First Amendment refers to the plot plan or Exhibit "1" attached thereto, such reference(s) shall be deemed to refer to Exhibit "1" attached hereto. Landlord and Tenant hereby approve the plot plan attached hereto as Exhibit "1" for all purposes of the Lease.

2. Each party, upon request of the other, agrees to confirm in writing that Exhibit "1" attached to this Third Amendment reflects the agreed replacement plot plan attached both to the Lease as Exhibit "A" and to the First Amendment as Exhibit "1".

3.  The following provisions shall be effective with respect to this Third
    Amendment:

    A. Landlord shall not permit any portion of the common area within the Shopping

         Center to be used as a staging area or for the storage of construction materials or vehicles except as set forth in Exhibit "1" hereto, without the prior written approval of Tenant.

    B. Landlord agrees that Tenant shall not be responsible and shall not bear any costs for any site work, drainage, grading or any other work in, on or around the Premises demised by the Lease or the common areas as a result of the construction contemplated herein.

4. Except as expressly modified/supplemented by Paragraphs 1, 2 and 3 hereof, the Lease shall remain unmodified and shall continue in full force an effect. Landlord and Tenant acknowledge and agree that to the extent of a conflict between the provisions of this Third Amendment and the Lease, the Third Amendment shall prevail.


IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Lease Agreement as of the date first written above.

CHICO CROSSROADS CENTER,
a California limited partnership

By: JMLB, INC.,
    California corporation
    Its Sole General Partner


    By:  /s/ Jaime Sohacheski               Date:   3-16-94
         ------------------------                 --------------------
         Jaime Sohacheski
         President

                                                      "LESSOR"

NETCO FOODS, INC.
By:  /s/ Steve G. Nettleton                  Date:   3-8-94
     ----------------------------                 --------------------
    Its:  PRESIDENT

                                                      "LESSEE"

                                      EXHIBIT A


                                        [MAP]

                                CONSENT OF GUARANTORS

    Steve G. Nettleton and Kathleen P. Nettleton, as Guarantors of the "Lease", as defined in Recital A to the Third Amendment To Build And Lease Agreement, attached hereto as Exhibit "A", under Guarantee dated May 25, 1988, consents to the Third Amendment To Build And Lease Agreement and agrees that its Guarantee dated May 25, 1988, shall apply to said "Lease", as amended by the Third Amendment To Build And Lease Agreement.

    Dated:         March 8, 1994

    By:  /s/ Steve G. Nettleton
         -------------------------------
         Steve G. Nettleton

    By:  /s/ Kathleen P. Nettleton
         -------------------------------
        Kathleen P. Nettleton

                    SECOND AMENDMENT TO BUILD AND LEASE AGREEMENT


    This SECOND AMENDMENT TO BUILD AND LEASE AGREEMENT ("Second Amendment") is made and entered into as of the 16th day of JUNE, 1992, by and between CHICO CROSSROADS CENTER, a California limited partnership ("Lessor"), and NETCO FOODS, INC. ("Lessee").


                                   R E C I T A L S:

A. Douglas W. Bradford, a predecessor in interest of Lessor, and Lessee have heretofore entered into that certain Build and Lease Agreement dated as of May 25, 1988 (the "Lease"). The Lease was amended by a letter agreement dated August 2, 1988 ("First Amendment") . The Lease as amended by the First Amendment is referred to as the Lease. The Lease demises a store building in a shopping center in the City of Chico, County of Butte, State of California ("Shopping Center").

B. Landlord contemplates entering into a lease of certain building space (the "Pad A Building") to be constructed by Lessor in the Shopping Center with HomeTown Buffet, Inc., a Delaware corporation ("Hometown"), for the operation of a restaurant. Landlord and Tenant desire to amend the Lease in order (i) to permit the construction of said building space (the "Pad A Building"), (ii) to provide for the future construction of building spaces on vacant pads ("Pad 1 and Pad 2") and (iii) to provide for certain "Right of Way" dedications and the relocation of a driveway to accommodate the widening of Whitman Avenue.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. A true and correct copy of the plot plan attached as Exhibit "A" to the Lease is attached hereto as Exhibit "2". Exhibit "A" to the Lease shall be supplemented and modified as set forth in Exhibit "1" attached hereto. Exhibit "1" attached hereto reflects without limitation the proposed (i) "Right of Way" dedication for widening Whitman Avenue, (ii) alternate driveway location for the northern most driveway of the Shopping Center,
    (iii) location and building envelopes for Pad A Building, Pad 1 and Pad 2, and (iv) proposed site improvements around Pad A Building including without limitation parking stalls, curbs and trash enclosures.

    A.   Except as set forth in Exhibit "1", Exhibit "A" remains unmodified.

    B. Exhibit "A" to the Lease as modified by Exhibit "1" hereto of this Second Amendment shall be deemed to be in compliance with all of the terms and conditions of the Lease.

SECOND AMENDMENT TO BUILD AND LEASE AGREEMENT
Page 2



2. Each party, upon request of the other, agrees to confirm in writing that Exhibit "1" attached to this Agreement reflects the agreed to modification of Exhibit "A" attached to the Lease, if such be the case.

3. Lessor agrees that Lessee shall not be responsible and shall not bear any costs for any site work, drainage, grading or any other work to the Shopping Center Common Facilities or otherwise, as a result of any construction relating to the proposed improvements set forth on Exhibit
    "1" including, but not limited to any work related to adjusted curb lines, driveways or the proposed right away dedication along Whitman Avenue to the City of Chico.

4. Except as expressly modified/supplemented by Paragraphs 1, 2 and 3 hereof, the Lease shall remain unmodified and shall continue in full force and effect. Landlord and Tenant acknowledge and agree that to the extent of a conflict between the provisions of this Second Amendment and the Lease, the Second Amendment shall prevail.



IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Lease Agreement as of the date first written above.


CHICO CROSSROADS CENTER,
a California limited partnership

By:  JMLB, INC.,
     a California corporation
     Its Sole General Partner


    By: /s/ Jamie Sohacheski                          Date:    6-16-92
        ------------------------                            ---------------
         Jamie Sohacheski
         President
                                                                "LESSOR"


NETCO FOODS, INC.


By: /s/ Steve G. Nettleton                             Date:    5-31-92
        ------------------------                            ---------------
    Its:  President

                                                                 "LESSEE"

                                        [MAP]


                                      SITE PLAN
                                  ------------------
                                  ------------------
                                   CHICO CROSSROADS
                                   SHOPPING CENTER
                                  ------------------
                                  ------------------
                                      CHICO, CA

                                        [MAP]


                                              EXHIBIT 1
                                             -----------
                                             -----------

EXHIBIT "2"
(EXHIBIT "A" TO LEASE)



                                        [MAP]

                                CONSENT OF GUARANTORS

    Steve G. Nettleton and Kathleen P. Nettleton, as Guarantors of the "Lease", as defined in Recital A to the Second Amendment To Build And Lease Agreement, attached hereto as Exhibit "A", under Guarantee dated May 25, 1988, consents to the Second Amendment to Build and Lease Agreement and agrees that its Guarantee dated May 25, 1988, shall apply to said "Lease", as amended by the Second Amendment to Build and Lease Agreement.



    DATED MAY 31, 1992

    BY: /s/ Steve G. Nettleton
       -----------------------------
       Steve G. Nettleton

    By: /s/ Kathleen P. Nettleton
       -----------------------------
       Kathleen P. Nettleton

                                   [LOGO]

                                  FLEMING

                                 COMPANIES, INC.



                               STANDARD

                              SPECIFICATIONS

                             FOR

                            STORE

                           DEVELOPMENT

                          BUILDINGS

                         FOOD 4 LESS




                                      EXHIBIT B

                               FLEM1NG COMPANIES, INC.
                             CALIFORNIA STORE DEVELOPMENT
                         FOOD 4 LESS STANDARD SPECIFICATIONS

Revision Date:       9/87         Division:       ______________________________

                                  Date:          ______________________________

                                  Job Location:  ______________________________

                                        INDEX

REQUIREMENT                                               Page No.

1.   General Conditions. . . . . . . . . . . . . . . . . . . . .       1 - 4

2.   Site Work . . . . . . . . . . . . . . . . . . . . . . . . .       4 - 6

3.   Foundations . . . . . . . . . . . . . . . . . . . . . . . .       6

4.   Wall Construction . . . . . . . . . . . . . . . . . . . . .       6 - 7

5.   Floor Construction. . . . . . . . . . . . . . . . . . . . .       7 - 8

6.   Ceiling Construction. . . . . . . . . . . . . . . . . . . .       8

7.   Roof Construction . . . . . . . . . . . . . . . . . . . . .       9

8.   Doors, Windows, Hardware. . . . . . . . . . . . . . . . . .       10

9.   Interior and Exterior Finishes. . . . . . . . . . . . . . .       10 - 11

10.   Equipment. . . . . . . . . . . . . . . . . . . . . . . . .       11

11.   Automatic Sprinkler System . . . . . . . . . . . . . . . .       11 - 13

12.   Plumbing . . . . . . . . . . . . . . . . . . . . . . . . .       13 - 15

13.   Heating and Air Conditioning . . . . . . . . . . . . . . .       15 - 18

14.   Electrical and Lighting. . . . . . . . . . . . . . . . . .       18 - 20

15.   Lessor Work to Lessee Equipment. . . . . . . . . . . . . .       20

                                      " E X H I B I T  B "

                                            LESSOR'S
                                            SIGNATURE:_________________________

                                            DATE:______________________________

                                            FLEMING
                                            SIGNATURE:_________________________

                                            DATE:______________________________


NOTE: These outline specifications are to be used only in the State of California.

                                    SPECIFICATIONS

Specifications and requirements for a building of approximately ____________ square feet measuring ___________ feet by ___________ feet, parking lot, curbs, docks, driveways, and walks (collectively referred to herein as "building").

1.  GENERAL CONDITIONS:

    1.1  INTENT OF PLANS AND SPECIFICATIONS

         1.1.1 These outline lease specifications and construction layouts contain the same minimum requirements of the Lessee and are for a complete structure, including heating, ventilating and air conditioning, electrical wiring, plumbing, fire protection work, hardwares, and interior finishes.

         1.1.2 The building is to be constructed in compliance with all local, city, state or federal government building codes and Health Department requirements. In addition, all covenants, codes, and restrictions (CCR) must be complied with relative to construction and building locations. In all instances where no apparent codes prevail, same shall be constructed in compliance with Title 24, ACI, AICS, ASHRAE, ASTM, AWSC, BOCA, NEC, NFPA, UPC and OSHA.

         1.1.3 Dimensions and locations of property lines on any drawings furnished by Lessee are approximate only, and it is the Lessor's responsibility to ascertain the actual dimensions and locations.

         1.1.4 No substitutions, changes, or deviations from the specifications or drawings shall be made without the written approval of the Lessee.

         1.1.5 If there is any conflict or disagreement between the specifications or drawings, the Lessee is to be consulted as to which will prevail. Should anything be mentioned in these specifications and not shown in the drawings, or vice versa, the same shall be followed as if set forth in both, as it is the intent of these specifications and accompanying drawings to correspond and embody every item and part necessary for the completion of the building, ready for a supermarket operation.

         1.1.6 Lessor shall deliver to Lessee "as-built" drawings showing all addenda revisions, changes necessitated by field conditions and other deviations. "As-built" drawings shall be one set sepia reproducibles.

         1.1.7 Lessee reserves the right to review building plans and such review must be secured before construction of the building is started.

    1.2  MATERIALS AND LABOR

         1.2.1 All materials shall be new and first-grade. All labor in connection with this work, including trucking, handling, installation, etc. shall be done by skilled craftsmen normally employed in the various construction trades.

         1.2.2 The building is to be substantially sound in all respects; all facilities and utilities serving the building structure are to be suitable and adequate for the purpose.

         1.2.3 All structural portions of the building, including footings, foundations, walls, floor, ceiling, roof joists, roof decking, roof beams, posts, supports, joints and connections shall follow AISC and ACI codes of standard practices in determining size, strength, type, number, construction and installation.

         1.2.4 Lessor and joint contractors shall guarantee equipment, materials and workmanship for one (1) year unless stated otherwise, from acceptance date of completed building. Guarantees shall in turn bind each subcontractor, supplier or vendor to make good deficiencies arising from inferior materials or installations.

    1.3  CLEANUP

         1.3.1 The Lessor shall leave the premises, including the floors, walls, windows, hardware, etc. clean of all marks, stains, and broken glass, and ready for Lessee store operations. All areas within metes and bounds shall be free of all debris and excess construction materials, making site ready for Lessee store operation.

    1.4  PERMITS AND APPROVALS

         1.4.1 Permits and licenses necessary for the prosecution of the work shall be secured and paid for by the Lessor. The Lessor shall give all notices and comply with all laws, ordinances, rules and regulations bearing on the conduct of the work. The Lessor will coordinate location of all emergency exits with Lessee.

         1.4.2 The Lessor will be responsible for obtaining a Certificate of Occupancy for the building premises from the appropriate controlling jurisdiction, to include all local, county, state and federal agencies.

    1.5  CLAIMS FOR EXTRA WORK

         1.5.1 Claims for extra work shall be honored. Such changes requested by Lessee shall be in writing. In such a case, both Lessee and Lessor must agree to the scope of the work involved in the change and total cost before any work is done, using a Fleming standard change order form.

    1.6  SUPERVISION

         1.6.1 The General Contractor shall employ a competent, full-time superintendent and necessary assistants for this project during the entire construction period.

    1.7  BUILDING SCHEDULE

         1.7.1 Prior to the start of construction, the Lessor shall prepare and submit to the Lessee a construction progress schedule showing the time required for each trade with the starting date and completion date for each trade. It is expressly understood that the Lessor shall be completely finished with all his interior work at time of substantial completion before fixture installation begins so that his men will not interfere with Lessee's workmen assembling fixtures.

         1.7.2 Lessor shall notify Lessee in writing of changes in the construction progress schedule.

1.8  AVAILABILITY OF UTILITIES

         1.8.1 Lessor shall provide adequate utility services, including gas, electric power, water service, sanitary sewer, storm water drainage and telephone service, to satisfy the needs of Lessee and Lessee's insurance carrier.

         1.8.2 Utility meter billing changeover from the Lessor to the Lessee (gas and/or electric) to occur when refrigeration display units are started up if the building is substantially complete and secure with all mechanical, electrical and HVAC work done. If the building is not substantially complete, the meter billing changeover will occur at the time of building completion.

    1.9  SOIL CONDITIONS

         1.9.1 Lessor shall include the cost of, and be responsible for, certifications of sub soil conditions under footings, floors, paving, etc.

    1.10 DOCUMENTS

         1.10.1 Lessor shall furnish as his proposal to Lessee the following drawings prepared by a licensed architect and related engineers, duly licensed by the State in which the building will be constructed:

         1.   Site and parking lot plan
         2.   Structural drawings showing --
              (a)  Concrete footings and foundations
              (b)  Roof framing
              (c)  Front elevation

         3.   Site drawings showing --
              (a)  Utilities
              (b)  Storm drainage
              (c)  Location of building
              (d)  Parking lot lighting, including external building lighting.
         4.   Mechanical and electrical drawings
         5. Special architectural details or any other drawings, details or specifications outlining an alternate method of construction.
         6. Shopping center pylon sign drawing (if sign is required by lease).

         1.10.2  The following documents shall be furnished to the Lessor by
Lessee:

         1.   Store criteria or location drawings, including:
              (a)  Fixture layout
              (b)  Reflected ceiling layout
              (c)  Electrical layout
              (d)  Plumbing layout
              (e)  Underfloor trench and pit layout

         1.10.3 Lessor shall provide an allowance of $10,000 and shall reimburse Lessee for criteria plans provided. Payment to Lessee is to be made upon completion of poured concrete floor.

2.  SITE WORK

    2.1  GENERAL INSTRUCTIONS

         2.1.1 The term "Site," as used in these specifications, shall mean area within property lines shown on drawings. Include curb and gutter where such is to be relative to the building.

         2.1.2 Furnish the Lessee a copy of the proposed site, grade, storm water drainage and paving plan for their review before starting work. Water retention areas (if required) must be shown on this plan.

         2.1.3 Special drives shall be provided to be used during building construction stage for heavy equipment to get to and from location. This will eliminate any possible damage to permanent parking lot.

         2.1.4 Lessor shall furnish and install lighting equipment and fixtures for the parking lot that will maintain a one and one-half (1 1/2) foot candle lighting level at the surface or meet Title 24 requirements, whichever is greater.

         2.1.5 Lessor, shall provide electrical provisions for pylon sign in the parking lot.

         2.1.6 Lessor shall provide (lighted) "In" and "Out' signs for customer ingress and egress.

         2.1.7 Parking lot to be striped with two (2) coats traffic yellow paint, single 4" wide lines. See typical striping layout (SHEET A).

         2.1.8 Lessor shall install a 10'W x 40'L x 6"D concrete slab, adjacent to grocery receiving doors, as indicated on plan.

         2.1.9 Parking lot design shall be such that clogging of catch basins will not result in flooding of store.

         2.1.10 Lessor shall install two (2) truck-height concrete loading dock(s). Elevation of dock shall be the same as floor elevation inside the store. Lessor shall furnish two (2) dock levelers, Blue Giant #A646M or approved equal with two (2) #DB13 bumpers per leveler. See typical details for dock (SHEET B). See typical detail for sump pumps, if required (SHEET C).

         2.1.11 Lessor shall provide all required trenches for refrigeration lines, HVAC, duct(s), electrical and plumbing. Trenches shall be backfilled with sand.

    2.2  WALKS, DRIVES AND PAVING


         2.2.1 Concrete paving shall comply with applicable "Standard Specifications for Highway Construction." Provide expansion joints at 20'-O" o.c. intervals each way. Provide rolled compacted earth sub-base, depending on soil base geological analysis, by the testing engineer.

         2.2.2 Unless shown otherwise, concrete walks shall be 4" thick with 6x6-10/10 mesh reinforcing; concrete paving shall be 6" thick with 6x6-6/6 mesh reinforcing.

         2.2.3 Provide all asphalt paving shown on drawings meeting the applicable "Standard Specifications for Construction of Highways." Provide minimum of 2" hot asphalt paving over 6" of rolled, compacted crushed rock base depending on geological soil base analysis. All deleterious material shall be removed from paved areas. All driveways and thoroughfares used for delivery trucks must have a minimum of 3" asphalt over minimum of 8" base.

         2.2.4 Lessor shall warrant paving against disintegration of surfacing and forming of sink holes for a period of two (2) years after final acceptance. Any repairs required during warranty period shall be the responsibility of the Lessor.

         2.2.5 Driveway and parking areas shall be graded to drain adequately away from the building so that there will be no water standing in these areas at any time. Maximum grade for 200 feet in front of door shall be 2%. Minimum, grade throughout Lessee parking area shall be 1%.

         2.2.6   See typical details for ramping (SHEET D).

         2.2.7 Lessor shall provide Lessee with a copy of the landscaping layout prior to submitting it to the City.

    2.3  SITE UTILITIES

         2.3.1 Sanitary system for entire shopping center shall provide for unusual conditions caused by chemical detergents, grease etc.

         2.3.2 Storm drain system shall be designed for a minimum rainfall concentration of 4" per hour.

3.  FOUNDATIONS

    3.1 The footings and foundations shall be of sufficient depth, height, width and construction to structurally support walls as required following all applicable structural codes.

    3.2 Unless otherwise required, all foundations, walls and footings shall be poured reinforced concrete with concrete meeting 3000 psi test in 28 days.

4.  WALL CONSTRUCTION

    4.1  EXTERIOR WALLS

         4.1.1 Walls shall be of an approved structural design meeting all code requirements and an approved height to thickness ratio.

         4.1.2 Control joints shall be spaced at critical points so as not to impede structural building movement. See detail (SHEET E).

         4.1.3 Common walls adjacent to building with subsequent openings and parapets shall be constructed following applicable fire code requirements.

         4.1.4 Where pilasters are used, they shall protrude on the exterior and not on the interior.

         4.1.5 Glazing and corresponding supports shall be sized following applicable safety and wind load requirements.

         4.1.6 The method of insulating the exterior walls must meet Title 24 requirements.

    4.2 ENTRANCE CANOPY

         4.2.1 A canopy, properly anchored to the building, shall be constructed and located across the front and that portion of the entrance side wall of the building as shown on the drawings and reviewed by Lessee. The canopy will be lighted to the sidewalk to a minimum of 60 foot candle at eye level. See detail (SHEET G).

         4.2.2 The structure of the canopy will provide for the attachment of an illuminated sign. Sign to be provided by Lessee shall conform to Fleming's standard illuminated "Entrance" and "Exit" sign mounted perpendicular to front doors, supplied and Installed by Lessee.

    4.3  INTERIOR PARTITIONS

         4.3.1 Interior partitions shall be as indicated on the plans, but primarily shall be metal and/or wood studs with gypsum board wall covering. Minimum construction shall be 2" x 4" or 2" x 6" blocking on 16" centers. Wood studs used in non-sprinklered areas (above finished ceiling) are not permissible unless concealed area is sprinklered.

         4.3.3 All restrooms and employees' lounges are to be constructed using concrete block or a hard surfaced material from floor to ceiling. All restrooms are to meet city and county codes. Provide toilet partitions and urinal screens in the dimension and arrangements shown on drawings. Lessor to furnish and install equipment and fixtures in restrooms, per plans. See detail (SHEET H).

         4.3.5 Install metal edges, tape and sand all gypsum board joints, following manufacturer's recommendations.

         4.3.6 Return air duct in grocery storage area to be protected with suitable framing and 1/2" plywood around all exposed ductwork from floor to a height of 8'-0". Provide access doors.

         4.3.7 The produce prep area walls are to receive glasbord or Health Department-approved finish, from floor to a height of 8'-0" as indicated on Lessee's plans.

S.   FLOOR CONSTRUCTION

    5.1  DESIGN

         5.1.1 The main and basement floors shall be 3000 pound poured concrete, at least four inches (4") thick, and adequately reinforced with 6x6-10/10 reinforcing mesh or approved equal. All floor surfaces shall properly align with no variation in height unless approved. Concrete shall contain a hydrocide waterproofing additive as a vapor barrier.

         5.1.2 Floor for walk-in frozen food and ice cream freezer(s) should be insulated with curbs and poured as required. See detail (SHEETS I and J)

         5.1.3   See (SHEETS K, L, L-1 AND M) for typical underfloor work.

         5.1.4 Lessor shall provide 6" x 8" concrete curbs at all refrigerated walk-in box locations per plans supplied by Lessee. See (SHEET I AND J).

         5.1.5   See SHEET N for floor finish.

    5.2  MATERIALS

         5.2.1 The P.O.S. room, employee lounge and all offices as indicated on the floor plan drawings shall be covered with 1/8" vinyl composition tile or an approved equal, in a pattern and colors to be selected by Lessee.

         5.2.2 Meat preparation room and bakery preparation room as indicated on the floor plan shall be covered with nonskid epoxy floor, manufactured by Deco-Rez, #115, 1/4" thick, unsealed, installed by Terra-Nova, in a color to be selected by Lessee.

         5.2.3   Toilet rooms shall be finished concrete.  See 5.2.4.

         5.2.4 Other floors not covered in paragraphs above shall be concrete, smooth troweled, vacuumed, and seal-coated with two coats of 21-22% methyl acrylate sealer called "Clear Crete," applied with a low pressure (40-60 lbs.) airless spray apparatus. "Clear Crete" is manufactured by AMREP. The first coats of "Clear Crete" will be applied the day after the concrete is poured. The second coat will be applied the following day. NO traffic of any kind should be allowed on the sealed surface for four hours after the second coat has been applied. Mopping or troweling is not acceptable for "Clear Crete" application.

         5.2.5 It is the responsibility of the Lessor to deliver a concrete floor in the sales area that is free of stains, spills, tire tracks and other marks caused by construction. THE CONCRETE FLOOR IS THE FINISHED FLOOR.

6.  CEILING CONSTRUCTION

    6.1  INTERIOR CEILINGS

         6.1.1 The bakery prep, deli prep, restrooms, lounge, P.O.S. room and office(s) finished interior ceilings shall be 2' x 4' lay-in panels, supported with galvanized wire ties to the structure above. Panels shall have washable factory-white face, along with factory-white T-bars.

         6.1.2 The distance between the finished floor and the finished ceilings in these areas shall be as indicated on the Lessee's criteria drawings and room finish schedule. See (SHEET O).

7.  ROOF CONSTRUCTION

    7.1 DESIGN

         7.1.1 Roof shall be sloped in some manner to provide positive drainage. DEAD LEVEL roofs ARE NOT acceptable. Roof slope shall be a minimum of 1/10 inch per foot or as approved.

         7.1.2   Use only manufacturer's roofing and flashing materials.

         7.1.3 Roof drains or gutters and downspouts shall be as required. Perform roofing and insulation work compatible with roof drain and gutter installation. Downspouts are not to terminate in truckwells, receiving areas, customer ingress or egress, or other sensitive areas.

         7.1.4 Completed roof shall be left free of low spots that will accumulate water.

         7.1.5 Any openings larger than 8" x 8" shall have security bars at 6" on center both ways.

         7.1.6 Roof design and installation should have a U.L. flame spread of 25 or less. Roof should have a U.L. Class "A" roof covering. Roof design and installation should meet a U.L. Class "90" for wind uplift.

         7.1.7 The underside of the roof structure shall be exposed or open. All steel and bar joists should be ordered in a light gray or white shop grade primer. Any exposed insulation will be white or light gray in color. Exposed roof deck should also be light gray.

    7.2 MATERIALS

         7.2.1 Roofing Subcontractor shall install equivalent 20 year bondable roof and be responsible for proper attachment of specified work to any roofing metal, or related work that is embedded in or in contact with, and becomes an integral part of, specified roofing or flashing system, even when such roofing metal or related work is provided under other sections of specifications.

         7.2.2 Lessor and Roofing Subcontractor shall jointly agree to maintain built-up roofing system and related roof metal work in a weathertight and watertight condition for a period of two (2) years starting from date of Lessee's acceptance, damage caused by hail, lightning, hurricane or abuse excepted.

         7.2.3 Insulation over metal deck shall have "R" factor of 19 or meet Title 24 criteria, whichever is greater.

8.  DOORS, WINDOWS AND HARDWARE

    8.1  CUSTOMER DOORS

         8.1.1 Automatic entrance and exit doors shall be of the size and type as shown on the Lessee's fixture layout and door schedules. Specifications for automatic doors and operators are to be approved by the Lessee prior to the beginning of construction (SHEET P).

         8.1.2 Service doors are to be steel doors and jambs with burglar-proof lock bars, equipped with Russell Irwin, Yale, Schlage or equal heavy-duty beveled dead locks. All openings shall be properly caulked and weatherstripped. No handles locks or keyways to outside will be permitted for service doors.

         8.1.3   Install all glass with butyl or neoprene glazing material.

         8.1.4 All door jambs (interior building) to be metal-encased with exception of restrooms and office.

         8.1.5   See door schedule (SHEET P).

    8.2 WINDOWS

         8.2.1 Windows shall be standard 1 3/4" x 4" aluminum tube store front material or as approved.

    8.3 HARDWARE

         8.3.1 Emergency exit doors shall be installed, complete with hardware and alarms to comply with local codes.

         8.3.2 Cylinder locks shall be changed and keys furnished just prior to the time of building acceptance.

9.  INTERIOR AND EXTERIOR FINISHES (SEE ROOM FINISH SCHEDULE SHEET 0)

    9.1  PAINT - INTERIOR

         9.1.1 All wall surfaces requiring paint shall be primed one (1) coat and painted two (2) coats of Latex flat-finish paint applied in accordance with the manufacturer's specifications.

         9.1.2 In the sales area, the walls are to be finished down to a minimum of three (3) inches below the top of Lessee's refrigerated cases at the wall immediately behind that equipment. Color for sales area walls will be Pantone 109C Yellow.

         9.1.3 All metal or wood surfaces to be painted shall be properly prepared, primed and finished with two (2) coats of enamel or acrylic paint in a satin to semi-gloss finish. The paint shall be applied in accordance with the manufacturer's specifications and in the colors selected by the Lessee.

         9.1.4 The backroom storage and produce preparation area walls are to receive one (1) coat of white paint, compatible with the surface to which it is being applied. Spray-painting is permissible, at the contractor's option.

    9.2  PAINT - EXTERIOR

         9.2.1 Same as in 9.1.1, except that the paint materials used shall be specifically for exterior applications.

         9.2.2 All exposed concrete block surfaces shall receive a minimum of one (1) coat of block filler and two (2) finish coats of masonry paint applied in accordance with manufacturer's specifications. Colors to be approved by Lessee.

10.  EQUIPMENT

    10.1  Baler and/or Compactor(s) will be provided by Lessee.

         10.1.1 Lessor shall furnish electrical disconnect switches and final hookup for the baler and trash compactor(s).

         10.1.2 Lessor shall provide all necessary curbing around compactors as required by the Health Department to satisfy wash-down area.

         10.1.3 Lessor shall provide hot and cold water and adequate drain at compactor(s) site as required by code.

         10.1.4 Compactor(s) opening to be furnished by Lessor and fitted with lockable bottom hinge, metal door per plans. (Lessee will furnish and install the door(s).)

         10.1.5 Natural gas emergency generator will be provided by Lessee. Lessor shall furnish gas and electrical hookup and ventilation for generator.

11  AUTOMATIC SPRINKLER SYSTEM

    11.1  DESCRIPTION OF WORK

         11.1.1 The entire building, including all exterior canopies, mezzanines, basements, corridors, storage areas, inside or outside refrigerated coolers and freezers are to be fully sprinklered with a wet-type system concealed above the ceiling in all finished areas.

    11.2  DESIGN CRITERIA

          11.2.1 The sprinkler contractor shall conform to the National Fire Protection Association's Fire Code #13, latest edition. Special attention shall be given to Article 1-9, "Working Plans." It shall be the sprinkler company's responsibility to determine if any deficiency or deviations, such as inadequate water supply, area to be sprinklered considered other than a fire division, or any other item which would materially affect the acceptability of the system does exist. It shall be his responsibility to coordinate the sprinkler system with other mechanical work.

          11.2.2 The sprinkler system shall be an independent system. All piping, valves, etc. for the Lessee's systems shall be located in the Lessee's premises.

          11.2.3 It is to be noted that the working plans shall be submitted for approval to the authority having jurisdiction; this authority shall include the Fire Insurance Rating Organization (Insurance Services Organization in all states except Texas; in Texas, use the State Board of Insurance). Any recommendations made by this Organization will be forwarded to the Lessee, prior to acceptance.

          11.2.4  Final acceptance will be determined not only as outlined in
Article 1-10 of NFPA #13, but also shall require the sprinkler contractor to forward a copy of recommendations made by this authority (and the Fire Insurance Rating Bureau) to the Lessee.

          11.2.5 All deficiencies shall be the responsibility of the sprinkler contractor and Lessor, and any deviations from the requirements in NFPA #13 and/or the approved plans shall require special permission from the Lessee.

    11.3  SPRINKLER HEADS

          11.3.1  All sprinkler heads shall be standard approved type.

          11.3.2  Ordinary rated heads shall be 135-170 degrees F.

          11.3.3 Sprinkler heads in finished ceilings shall be chromium pendant type with chromium escutscheon plates; other areas, including the open ceiling in the sales area may be bronze. The sprinkler piping will not be painted.

          11.3.4 Maximum coverage for each sprinkler head shall not exceed 120 feet except in corridors and storage area where sprinkler head coverage shall not exceed 100 feet.

          11.3.5 A uniform rectangular pattern of sprinkler heads shall be maintained in the sales area and shall be coordinated with the light fixtures so that the requirements of NFPA #13 will be met.

          11.3.6  Install a sprinkler alarm system if required by code.

12.  PLUMBING

    12.1  CODES

          12.1.1 All plumbing work shall be in compliance with state and local plumbing codes.

          12.1.2 Lessor to furnish and install a complete plumbing and draining system as specified by the Lessee criteria layout, the outline specifications and good engineering practices.

          12.1.3 All plumbing plans shall be submitted to Health Department or with regulating authority with proper jurisdiction prior to construction for approval of hand sinks, grease trap locations, drain locations, clean-outs and hot water locations for cleaning purposes.

    12.2  PIPE MATERIAL

          12.2.1 Hot and cold water pipe shall be copper tube with no soldered joints under slab. No pipe shall trap water which cannot be drained. Tubing above grade shall be type L and below grade type K.

          12.2.2 Soil and waste pipe above grade shall be cast iron soil pipe, galvanized steel pipe with drainage type fittings or plastic pipe approved for the service by the applicable codes.

          12.2.3  Soil and waste pipe below grade shall be cast iron soil pipe.
Schedule 40 PVC may be used if codes permit.

    12.3  CLEANOUTS

          12.3.1 Cleanouts shall be located as required by applicable codes. Each cleanout shall be readily accessible and shall be installed with adequate clearance for effective use, and will not be placed in high-traffic or work station areas.

          12.3.2 Lessor to provide grease trap(s) as required by code. Traps must be installed below floor and the locations are to be approved by Lessee.

    12.4  PLUMBING FIXTURES

          12.4.1 Fixtures shall be provided as shown on plans. Fixtures shall be American-Standard as listed or equivalent fixtures by Eljer, Kohler or Crane.

                  12.4.1.1 Flush valve toilets: American Standard 2221.018 vitreous china, siphon jet, floor mounted. Church 5334.056 solid plastic seat, open front with cover, white.

                  12.4.1.2 Urinal: "Allbrook" 6540.017 vitreous china, siphon jet, 1-1/4" top spud, Sloan Royal 180 FYV flush valve with vacuum breaker, Wade chair carrier.

                  12.4.1.3 Wall Hung Lavatory: "Lucerne" 0351.023 vitreous china, integral backsplash, 2121.267 4" centerset with pop-up drain.

                  12.4.1.4 Counter Top Lavatory: "Aqualyn" 0476.028 vitreous china, self-rimming, 2121.267 4" centerset with pop-up drain.

                  12.4.1.5 Janitor Sink: "Lakewell" 7692.031 acid resisting cast iron, 22" x 18", 3" trap standard, 8340.242 rough chrome plated mixing faucet with hose end spout and vacuum breaker.

                  12.4.1.6 Water Fountain: Wall mount -- electrically operated.

    12.5  STAINLESS STEEL SINKS (See Floor Plan)

          12.5.1 Lessee to furnish all stainless steel sinks (meat, produce, and bakery), and Lessor to make final hookup.

          12.5.2 Lessee to furnish all stainless steel hand sinks, as required by code. Lessor to advise Lessee of code requirements. Lessor to make final hookup of hand sinks.

    12.6  HOT WATER HEATER

          12.6.1 Lessee to furnish heat reclaim water heater. Lessor to furnish piping from reclaim heater to 12..6.2 auxiliary heater.

          12.6.2 Provide additional hot water heater for meat and bakery departments using Rudd GL-76-75 with glass-lined tank, magnesium anode, fiberglass insulation, steel jacket, thermostat, high-limit gas shut-off, temperature and pressure relief valve, AGA certified. Provide type B gas vent through roof with vent cap and with flashing and counter-flashing at roof. NSF seal of approval.

          12.6.3 Provide hot and cold water connection at water heaters for heat exchange unit. Lessee to provide and install heat exchanger.

    12.7  DRAINAGE AND VENT PIPING

          12.7.1 Provide building sewer connected to public sewer, building drain, waste and vent piping connected to all fixtures and drains, vent pipes through roof and cleanouts. If no public sewer is available, drainage plan shall be approved by Lessee.

          12.7.2 The Lessor shall furnish and install floor sinks, floor drains and trench drains as indicated on plans.

    12.8  LESSEE EQUIPMENT

          12.8.1 All plumbing, drains and connection stubs for Lessee's fixtures shall be located, installed and made as indicated on the Lessee's criteria drawing. Trenches, pits and conduits shall be of size and material indicated and located as required by plan.

    12.9  HOSE BIBBS

          12.9.1 Install two (2) hose bibbs on the front exterior walls where indicated on the drawings. Install one (1) hose bibb in rear of store for compactor washdown. Hose bibbs shall be Woodford Mfg. Co. Model 14 series, or equal, frost-proof, stainless steel seat, 3/4" hose thread, loose key handle.

          12.9.2 Lessor to provide hose bibbs at all multi-tub sinks. Additional bibbs to be located under sinks.

    12.10 DISPOSAL UNIT

          12.10.1 None required.

    12.11 GAS SERVICE

          12.11.1 Furnish and install gas service, including metering and piping, to all gas appliances, including unit heaters, gas burners, hot water heaters, emergency generator, and deli cooking equipment, bakery ranges, ovens and equipment as required to insure complete installation.

    12.12 PITS AND TRENCHES

          12.12.1 See details of pits, trenches and floor drains on SHEETS S and S-1.

13.  HEATING AND AIR CONDITIONING

     13.1 GENERAL

          13.1.1 Lessor, shall furnish and install a complete summer and winter air conditioning system for the entire building. The system is to be designed for both heating and cooling from the same duct system, using a central system. All equipment is to be supported from the roof structure in locations approved by Lessee.

System shall provide for reclaim of heat rejected by refrigeration compressors and for recovery of cold air from open display cases. Minimum clearance from floor to bottom of lowest duct in sales area will be 15'-0". Allow a minimum of 3'-0" for duct work.

    13.2  DESIGN REQUIREMENTS

          13.2.1 System capacity shall be adequate to maintain design conditions when outdoor conditions are as listed in Chapter 33, Table 1 of the ASHRAE Handbook of Fundamentals, 1972 edition. Winter design shall be for median of annual extremes and summer design shall be for 2 1/2% design dry bulb and wet bulb. If store is not in a location listed in the above table, use nearest listed location or locations to determine design values. System shall maintain seventy-five (75) degrees F. and 50% or lower relative humidity for cooling and seventy (70) degrees F. for heating. Indoor temperature shall have a tolerance of plus or minus two (2) degrees F. throughout the building at 42" above floor. Cooling load shall be adjusted to allow for open refrigerated display cases. Provide for one person for each 100 sq. ft. of sales area.

    13.3  PLAN APPROVAL

          13.3.1 Plans and specifications for the air conditioning system must be submitted to the Lessee for review before installation.

    13.4  AIR HANDLING UNIT

          13.4.1 Air handling unit shall be a central drawthrough unit with direct expansion cooling coil, outside air return air mixing damper, throwaway filters and belt-driven centrifugal fans with adjustable fan speed.
 Unit shall be suspended from structure with vibration isolators in supports. Unit shall include space for a heat reclaim coil which will be provided under refrigeration equipment contract.  See detail (SHEET U).

    13.5  CONDENSING UNIT

          13.5.1 Condensing units shall be suitably designed for roof mounting, vertical air discharge, copper condensing coils with aluminum fans for operation down to 35 degrees F. ambient. Units with 10-ton or greater capacity shall have multiple compressors with independent circuits.

          13.5.2  No cooling towers or evaporative condensers will be accepted.

    13.6  DUCT FURNACE

          13.6.1 Duct furnace shall be Reznor Series X with AGA approval for installation downstream from cooling coils. Unit shall include pressure regulator, automatic electric gas valve, limit control, control transformer, 100% shut-off and manual main and pilot gas valves, stainless steel heat exchangers.

    13.7  UNIT HEATER

          13.7.1 Unit heaters shall be Reznor Series XA propeller type with automatic electric gas valve, fan control, limit control, safety pilot, gas pressure regulator, control transformer, 100% shut-off, and manual main and pilot gas valves, stainless steel heat exchanger.

          13.7.2 At Lessee's option, provide space heaters using heat rejected from refrigeration compressors. Lessor to provide, hang, and wire space heater; Lessee to install hot discharge gas lines.

    13.8  FUEL

          13.8.1  System shall be designed for natural gas when available.

          13.8.2 If natural gas is not available, an economic analysis shall be made too determine fuel to be used. Fuel selection must be submitted to Lessee for approval before system design.

    13.9  EXHAUST

          13.9.1 Lessor shall provide an exhaust fan in each toilet room to meet local codes and/or provide one (1) complete air change every 15 minutes. Wire fan to light switch.

    13.10 DUCT SYSTEM

          13.10.1 Duct system shall be designed in compliance with "Duct Manual and Sheet Metal Construction for Ventilating and Air Conditioning Systems - Low Velocity Systems" of the Sheet Metal and Air Conditioning Contractors National Association, Inc.

          13.10.2 Insulation shall not be less than 1" thick glass fiber with factory-applied vapor barrier jacket. Duct lining may be used with duct size adjusted.

          13.10.3 Room air distribution shall be designed to avoid disturbing air in open refrigerated display cases.

          13.10.4 Return air ducts must be provided in the sales area with ducts to the air handling unit. See detail (SHEET V).

          13.10.5 Overhead supply duct will not be painted.

    13.11 CONTROL - THERMOSTAT WIRING

          13.11.1 All low-voltage thermostat and control wiring to be furnished and installed by Lessor.

     13.12 GUARANTEE

           13.12.1   All air conditioning equipment is to be
guaranteed for a period of one (1) year by the installing contractor. Compressor section of the air conditioning equipment is to be guaranteed by factory for an additional four (4) years.

           13.12.2 Warranty certificates are to be furnished to Lessee when job is completed and before acceptance by Lessee.

           13.12.3 Upon completion of installation, mechanical contractor and manufacturer's district engineer will complete a thorough test procedure of equipment and certify that these tests are correct and that system is capable of performance specified.

     13.13 EQUIPMENT ROOM

           13.13.1   See typical equipment room layout (SHEET U).

           13.13.2 Lessor shall provide exhaust fans and air intake louvers for equipment room as noted on plans. See (SHEET U).

14. ELECTRICAL AND LIGHTING

     14.1 SERVICE

           14.1.1 Lessor shall provide electric service of adequate capacity to service. building with all electric loads furnished by Lessee as indicated on Lessee's floor plan. Service shall provide 277 volt, 3-phase for lighting and 480 volt, 3-phase for power. PROVIDE 25% EXTRA CAPACITY FOR FUTURE EXPANSION.

     14.2 CODE

           14.2.1 All work shall be in compliance with local, state and NFPA #70, National Electrical Code.

           14.2.2    All fixtures and devices shall bear the
Underwriter's Label.

           14.2.3 An emergency generator is to be supplied by Lessee. Lessor to install and connect emergency panel which will supply electric cash registers, processor(s) and minimum of thirty
(30) fixtures to be wired directly to emergency panel. Locations to be provided by Lessee. Battery pack emergency lighting to be used in addition to the 30 fixtures if required by code.

     14.3 PANELS AND SWITCHES

           14.3.1 Main distribution panel shall be of the breaker type, General Electric Type CCB, Square D Type 1 Line, or equal.
Bus structure shall accommodate bolted branch switches, and short circuit bracing shall be 50,000 amps RMS symmetrical. Provide circuits for all connected loads plus a minimum of 20% spare circuits for future loads.
                                       18

           14.3.2 Other power panels and lighting panels shall be circuit breaker-type, General Electric Type NLTZ, Square D Type
NQO, or equal. Load center-type panels will not be accepted.
Provide branch circuit breakers for all connected loads, plus a minimum of 30% spare for future loads. A clean power panel will be provided for front end computer operation as shown on plans.

           14.3.3 Safety switches shall be heavy-duty and the same brand as that of the electrical panels. General-duty disconnect switches will not be accepted.

           14.3.4    Fuse breaker for main service shall be High
Peak-type as manufactured by Bussman, or equal, with interruption capacity of 200,000 amperes RMS asymmetrical. Fuses for motor loads shall be dual-element type.

           14.3.5 Provide curb or steel poles for protection of electrical panels.

           14.3.6 Electrical panels should be located on outside walls where possible.

           14.3.7 Lighting switches and receptacles shall be specification grade.

           14.3.8 Dedicated circuit to be provided to emergency panel, in P.O.S. office, all upstairs offices, all checkstand locations, by grocery receiving door, and in meat department as located on plans.

     14.4 LIGHTING FIXTURES

           14.4.1 Lessor shall furnish and install complete lighting system, including fixtures, lamps and all required wiring and switches. Fixtures shall be of the type indicated on drawing furnished by Lessee. Lighting fixture installation shall be coordinated with sprinkler system to permit sprinkler system to be installed in compliance with NFPA #13. Provide tube guards as required by Health Department.

           14.4.2 Fluorescent fixture ballasts shall be CBM certified, ETL rated, Class P, high power factor. Sound level shall be not greater than General Electric sound rating "A".

           14.4.3 The fluorescent fixtures in the general sales area shall be 2-tube 96" long on 8'-0" centers as noted on plans.
Fixtures will be mounted 15'-0" A.F.F. Use Metalux SS 296, or equal, with F96Tl2/SP35/WM lamps.

           14.4.4    All fixtures' lenses shall be glass or acrylic.

     14.5 TELEPHONE

           14.5.1    Provide telephone outlets where indicated on
Lessee's drawings. Wall telephone outlet shall be standard switch box with one-hole bushed plate, with conduit and pull wire to ceiling.
                                       19

     14.6 INSTALLATION

           14.6.1 All equipment shall be so installed as to provide proper clearance for service or removal of parts. Panels, disconnect switches, starters, push-button stations and control devices shall be accessible for operation, adjustment or repair.

           14.6.2 Each panel shall have a circuit direction with typewritten identification of loads on each circuit.

     14.7 LESSEE EQUIPMENT

           14.7.1 Lessor shall provide circuits and final connections for all trade fixtures, equipment and motors to be furnished by Lessee as shown on floor plan. Connections to equipment in meat preparation area and produce preparation area must be watertight.

     14.8 DUCT AND CONDUIT LAYOUT

           14.8.1 See details of ducts and conduits for front end scanning (SHEET K).

           14.8.2    All wire will be copper.

     14.9 EMERGENCY LIGHTING

          Provide emergency lighting to meet all applicable codes.

15.  LESSOR WORK TO LESSEE EQUIPMENT

     15.1 Lessor to make all final hookups (gas/electric) on emergency generator, oven and proofer as required.

     15.2 Lessor to furnish and install flashing around all walk-in boxes and their surfaces which are adjacent to the main building.

     15.3 Lessor to make all final electrical hook-ups to refrigeration/HVAC equipment per plans supplied by Lessee's refrigeration and HVAC contractors.

[GRAPHIC]

37.   CAPTIONS . . . . . . . . . . . . . . . . . . . . 70

38.   ADVANCE POSSESSION FOR FIXTURE INSTALLATION      7O

39.   SUBORDINATION. . . . . . . . . . . . . . . . . . 71

40.   BINDING EFFECT . . . . . . . . . . . . . . . . . 72

41.   MERGER . . . . . . . . . . . . . . . . . . . . . 72

42.   TIME . . . . . . . . . . . . . . . . . . . . . . 72

43.   CHOICE OF LAWS . . . . . . . . . . . . . . . . . 72

44.   EXCLUSION FROM GROSS SALES . . . . . . . . . . . 73

45.   SUBDIVISION OF SHOPPING CENTER . . . . . . . . . 73

46.   RECIPROCAL EASEMENT AGREEMENT. . . . . . . . . . 74

47.   SALE OF PREMISES BY LESSOR . . . . . . . . . . . 75

      SIGNATURE PAGE . . . . . . . . . . . . . . . . . 75

MNMCI







                              BUILD AND LEASE AGREEMENT











                                       LESSOR

                                 DOUGLAS W. BRADFORD







                                       LESSEE

                                  NETCO FOODS, INC.
                              A California Corporation








                            20th Street & Whitman Avenue
                                  Chico, California

                                     INDEX

                                                         Page
                                                         ----
1.     OWNERSHIP . . . . . . . . . . . . . . . . . . . .  1
       IMPINGEMENT . . . . . . . . . . . . . . . . . . .  3

2.     COMMON AREAS. . . . . . . . . . . . . . . . . . .  4
       COMMON AREA MAINTENANCE
        REIMBURSEMENT. . . . . . . . . . . . . . . . . .  5
       EXTENDED HOUR LIGHTING. . . . . . . . . . . . . .  8

3.     CONSTRUCTION. . . . . . . . . . . . . . . . . . . 10

4.     TERM. . . . . . . . . . . . . . . . . . . . . . . 15

5.     OPTION. . . . . . . . . . . . . . . . . . . . . . 16

6.     RENT. . . . . . . . . . . . . . . . . . . . . . . 17
       LEASE YEAR DEFINED. . . . . . . . . . . . . . . . 24
       PERCENTAGE RENT TIME OF PAYMENT . . . . . . . . . 24

7.     MORTGAGES . . . . . . . . . . . . . . . . . . . . 24

8.     TAXES AND ASSESSMENTS . . . . . . . . . . . . . . 25
       ASSESSMENTS MADE DURING LEASE TERM. . . . . . . . 27

9.     LESSEE HOLD HARMLESS. . . . . . . . . . . . . . . 30
       PUBLIC LIABILITY INSURANCE
        OF PREMISES. . . . . . . . . . . . . . . . . . . 30
       PUBLIC LIABILITY INSURANCE
        OF COMMON AREA . . . . . . . . . . . . . . . . . 31
       REIMBURSEMENT FOR PUBLIC LIABILITY
        INSURANCE OF COMMON AREA . . . . . . . . . . . . 31
       LESSOR HOLD HARMLESS. . . . . . . . . . . . . . . 33
10.    WAIVER OF LIABILITY . . . . . . . . . . . . . . . 33

11.    REMOVAL . . . . . . . . . . . . . . . . . . . . . 35

12.    LESSOR ENTRY. . . . . . . . . . . . . . . . . . . 35

13.    MAINTENANCE AND REPAIR. . . . . . . . . . . . . . 35

14.    WASTE . . . . . . . . . . . . . . . . . . . . . . 37

15.    SIGNS . . . . . . . . . . . . . . . . . . . . . . 38

16.    FIRE AND EXTENDED COVERAGE INSURANCE. . . . . . . 39
       BLANKET INSURANCE . . . . . . . . . . . . . . . . 39
       REIMBURSEMENT OF PREMIUMS . . . . . . . . . . . . 39
       SUBSEQUENT CHANGE OF STANDARDS. . . . . . . . . . 41

17.    DAMAGE AND DESTRUCTION (INSURED RISK) . . . . . . 42
       DAMAGE AND DESTRUCTION (UNINSURED RISK) . . . . . 43
       EXTENT OF LESSOR'S OBLIGATION TO RESTORE. . . . . 44
       ABATEMENT OF RENT . . . . . . . . . . . . . . . . 45
       DESTRUCTION DURING LAST PART OF TERM. . . . . . . 45
       WAIVER OF CIVIL CODE SECTIONS . . . . . . . . . . 45
       DAMAGE AND DESTRUCTION - OTHER BUILDINGS. . . . . 46
       RESTORATION . . . . . . . . . . . . . . . . . . . 46

17.1   CONDEMNATION FOR REPAIRS. . . . . . . . . . . . . 47

18.    CONDEMNATION. . . . . . . . . . . . . . . . . . . 48

19.    HOLDING OVER. . . . . . . . . . . . . . . . . . . 51

20.    SHOWING BY LESSOR . . . . . . . . . . . . . . . . 51

21.    RELATIONSHIP. . . . . . . . . . . . . . . . . . . 52

22.    PARKING AREA. . . . . . . . . . . . . . . . . . . 52

23.    UTILITIES . . . . . . . . . . . . . . . . . . . . 52

24.    LESSEE DEFAULT. . . . . . . . . . . . . . . . . . 53

25.    LESSOR DEFAULT. . . . . . . . . . . . . . . . . . 57

26.    LEASE APPLIES ONLY TO
        BUSINESS ON PREMISES . . . . . . . . . . . . . . 60

27.    INSURANCE MAY BE PROVIDED BY
        SUBLESSEE OR ASSIGNEE. . . . . . . . . . . . . . 60

28.    EXCLUSIVE . . . . . . . . . . . . . . . . . . . . 61

29.    ALTERATIONS OR ADDITIONS. . . . . . . . . . . . . 61

30.    THIS PARAGRAPH INTENTIONALLY DELETED. . . . . . . 62

31.    THIS PARAGRAPH INTENTIONALLY DELETED. . . . . . . 62

32.    RESTRICTIONS ON USE . . . . . . . . . . . . . . . 62

33.    INITIAL USE AND RIGHT TO CLOSE STORE. . . . . . . 64

34.    SUBLET OR ASSIGN. . . . . . . . . . . . . . . . . 67

35.    LESSOR'S WAIVER . . . . . . . . . . . . . . . . . 69

36.    NOTICES AND DELIVERY OF
        ITEMS SENT BY MAIL . . . . . . . . . . . . . . . 70

                            BUILD AND LEASE AGREEMENT

     This agreement is made and entered into this 25th day of May 1988, by and between DOUGLAS W. BRADFORD, hereinafter called the "LESSOR", and NETCO FOODS, INC., a California corporation, hereinafter called the "LESSEE".

     WITNESSETH:

     WHEREAS, the LESSOR desires to cause to be constructed a building (hereinafter called "the premises", containing approximately 54,239 square feet and constituting a part of the shopping center (hereinafter called the "Shopping Center") which Shopping Center is, or will be, located upon the real estate described on Exhibit "D", attached hereto and made a part hereof, and the LESSEE desires to lease the premises upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the rents to be paid and the mutual covenants to be performed, the parties hereto agree as follows:

     1. OWNERSHIP. LESSOR, pursuant to contract with the fee owners of the real property which will comprise the Shopping Center, has a contractual right to acquire title thereto and it is the expectation of LESSOR, subject to certain contingencies, that an assignee of LESSOR'S rights under this Lease will purchase and acquire title to such real estate on or before 15 June 1988, which acquisition of title shall be a contingency to the continuation of this Lease, as more particularly hereinafter set forth. If this Lease is not terminated pursuant to such contingency, then on or prior to the commencement of construction of the building which will comprise the premises, the then lessor under this Lease shall have acquired such fee title and assumed the obligations of LESSOR hereunder, and, by that act, shall be deemed to have made the covenants attributed to LESSOR hereunder. LESSOR covenants that LESSEE, upon paying the rentals herein reserved and observing, performing and keeping all and singular the covenants and agreements herein specified to be kept and performed by LESSEE, shall, and may lawfully, peacefully, and quietly have, hold, use, occupy, possess and enjoy the premises hereby leased for and during the term hereof, without any hindrance, eviction, molestation, or interruption of or by the LESSOR, or any person or persons claiming by or through LESSOR. LESSOR covenants that as of the date of execution of this Lease, no zoning or other ordinance, law, regulation, or restrictive covenants prevent use of the leased premises for the purpose of operation of a supermarket.

     It is a condition of this Lease that prior to 15 June 1988, LESSOR or an assignee of LESSOR'S interest, as successor lessor under this Lease, shall own the real estate described in Exhibit "D". If this condition is not satisfied, then either LESSOR or LESSEE may elect to terminate this Lease upon ten (10) days notice to the other; PROVIDED that if, within such ten
(10) day notice period, or prior to any notice being given by LESSOR to

LESSEE or by LESSEE to LESSOR of election to terminate, LESSOR or the successor lessor so acquires such title, this condition shall be deemed satisfied and of no further force or effect.

     IMPINGEMENT. Except as herein provided for, LESSOR warrants and guarantees that there are no prior documents of record, nor unrecorded documents within the knowledge of LESSOR, which will permit third parties to impinge upon the rights of LESSEE under this Lease by use or occupancy of adjacent property, or of the premises, the parking area, or the other common use areas as shown on the plot plan attached to and made a part of this Lease, as Exhibit "A". LESSOR shall not make any deviations or variations in the construction or use of the plotted area from that shown on said plot plan without the prior written consent of LESSEE.

     LESSEE acknowledges that it understands that LESSOR is making the foregoing representation and warranties in reliance upon the title insurance it will obtain at the time it purchases the Shopping Center.

     LESSOR shall have furnished to LESSEE, prior to execution of this Lease, at LESSOR'S expense, a preliminary title report which contains a statement as to the exceptions to title affecting the real property of which the demised premises is a part. LESSOR shall, at LESSOR'S expense, cause LESSEE to be named as the insured under a policy of title insurance which shall be issued to LESSEE, and shall be purchased by LESSOR in connection with LESSOR'S acquisition of title to the Shopping Center. Such policy of title insurance shall insure LESSEE with respect to LESSEE'S leasehold interest hereunder, shall be in a liability amount of Two Million Dollars ($2,000,000.00) and shall insure LESSEE'S leasehold interest as being subject to no exceptions other than those reflected in the preliminary title report hereinabove referred to, the deed of trust securing LESSOR'S purchase money and/or construction financing, assessments or liens, if any, as referenced within paragraph 8, and such use restrictions and cross-easements as may be created either under a reciprocal easement agreement approved by LESSEE or result from the provisions of a lease between LESSOR and another tenant of the Shopping Center; provided, however, LESSOR warrants that any such use restriction and/or cross-easement shall be consistent with the rights of LESSEE as provided for within this Lease. LESSOR, at LESSOR'S expense, shall furnish LESSEE, on or before the date of commencement of construction of the Shopping Center with a copy of the survey of the Shopping Center which LESSOR shall cause to be prepared.

2. COMMON AREAS. The premises are to be located as approved by the parties as shown on the plot plan marked Exhibit "A", attached hereto and incorporated herein. LESSOR agrees that the use and occupancy by the LESSEE of the premises shall include the use, nonexclusive and in common with others entitled thereto in said Shopping Center including its customers, suppliers, visitors and invitees, of the common areas, employees' parking areas, service roads, loading facilities, (except truck loading and unloading areas which are for the exclusive use of the particular tenant for which they are provided), sidewalks, and customers' parking areas, all as shown on Exhibit "A", and all future facilities and common areas designed for common use, all of such areas and facilities being hereinafter collectively termed "common areas", subject, however, to the terms and conditions hereinafter set forth. The LESSOR covenants and agrees that it shall maintain the common areas of the Shopping Center in good operating condition and repair (hereinafter called "common area maintenance"), adequately drained and reasonably free from rubbish and debris, any grass mowed, properly landscaped and the LESSOR shall promptly stockpile or remove all snow and ice from the sidewalks, parking and driveway areas and cause all remaining surface ice to be treated with sand, salt or similar abrasive. The LESSOR shall resurface the sidewalk, parking and driveway areas when the same shall be reasonably necessary together with the restriping of the parking areas. The LESSOR shall keep the common areas of the Shopping Center well lighted during such hours of darkness as LESSEE shall remain open for business and for a period of one (1) hour thereafter.

   COMMON AREA MAINTENANCE REIMBURSEMENT. LESSEE agrees to pay as additional rent, pursuant to paragraph 6F hereof, Twenty-Four Thousand Dollars and No Cents ($24,000.00) as LESSEE'S estimated annual pro rata share (determined by the proportion which the number of square feet of floor space in the premises bears to the number of square feet of floor space in all buildings in the proposed Shopping Center as depicted on Exhibit "A" hereof; provided however, that until such time as buildings are erected on the pads designated as Shop A, Store F, Shop G, Pad 1, Pad 2, and Pad 4 on Exhibit "A" hereto
["EXCLUSION PADS"], LESSEE'S pro rata share shall be determined by excluding from the "number of square feet of floor space in all buildings in the proposed Shopping Center as depicted on Exhibit "A" hereof" the number of square feet of floor space in the building area designated for such of the EXCLUSION PADS as have not been subjected to construction of buildings; PROVIDED, that any of the EXCLUSION PADS on which no construction of buildings has commenced shall be graded and maintained in a neat, clean, and orderly condition) of the expense of common area maintenance of the Shopping Center shown on Exhibit "A" attached, including, within the meaning of the phrase "expense of common area maintenance", costs of resurfacing, repainting and restriping, cleaning, sweeping, and other janitorial services, policing, planting and relandscaping, real property taxes and assessments levied and assessed against the common areas (as provided in paragraph 8 hereof), premiums on public liability and property damage insurance covering the common areas (as provided in paragraph 9 hereof), the cost of maintaining and operating the signs referred to in paragraph 3 hereof, and an administrative fee which shall not exceed five percent (5%) of the annual common area maintenance expense (exclusive of said administrative fee and exclusive of real property taxes and insurance premiums pertaining to the common area), for the first year of the lease term. LESSEE'S pro rata share shall be payable monthly in the amount of Two Thousand and No/100 Dollars ($2,000.00).

   On or about the conclusion of the first year of the Lease term, representatives of LESSOR and LESSEE shall meet and review the actual costs applicable to such first year of the Lease term. If the actual costs exceed that paid by LESSEE, the difference shall be paid within thirty (30) days following the determination of such actual costs. If such costs are less than such sum paid, LESSEE shall receive a credit against the next rent due pursuant to this Lease, for the difference. For the remainder of the calendar year following the expiration of the first year of the Lease term, an amount shall be paid which is the estimated amount of maintenance charges determined as set forth in the following paragraph.

   During succeeding years of the lease term and renewal terms, the above-described additional rental shall be calculated as hereinafter set forth. Within thirty (30) days after the end of each calendar year, during the original term or any renewal term of this Lease, LESSOR agrees to furnish to LESSEE a statement itemized in reasonable detail, setting forth the total expenses for such common area maintenance charges for such calendar year. LESSOR and LESSEE shall meet and review said itemized statement; determine LESSEE'S pro rata share thereof (as hereinabove defined) and make adjustments for underpayment of LESSEE'S pro rata share which underpayment LESSEE shall pay with LESSEE'S next monthly payment of said expenses, and for overpayment of LESSEE'S pro rata share, which overpayment shall be credited against LESSEE'S next monthly payment of said expenses. At such meeting LESSOR shall prepare and present an estimate of LESSEE'S pro rata share of the expenses of maintaining the common area maintenance for the succeeding calendar year, which estimate shall be subject to the approval of LESSEE. Upon such approval (which shall not be unreasonably withheld) LESSEE'S monthly payment of said pro rata share shall be adjusted accordingly.

   EXTENDED HOUR LIGHTING. In the event LESSEE in its sole discretion desires to remain open for business after 11:59 p.m., then as additional rental LESSEE agrees to pay an amount which is the sum computed by multiplying the number of hours (not exceeding eight [8] hours daily) LESSEE remains open after 11:59 p.m. times the wattage of common area parking lot lighting and sign identifying the Shopping Center times the actual utility rate applicable; provided, that should other tenants in the Shopping Center remain open after 11:59 p.m., then LESSEE shall pay only a pro rata amount arrived at by taking into consideration the number of hours such other tenant(s) remain open for business and the square footage of such other tenants' leased premises. Such additional extended hour lighting charges shall be billed by the LESSOR to the LESSEE being properly documented together with a statement showing the LESSOR'S calculations of the amount due and payable and the LESSEE agrees to pay such extended hour charges on demand. The LESSOR, at its own cost and expense, agrees to properly cause the installation of a separate meter for the purposes of ascertaining such additional extended hour lighting charges.

   Notwithstanding anything provided in this paragraph to the contrary, it is agreed and understood that the LESSEE'S pro rata share of the repair and maintenance costs attributable to common area maintenance of the Shopping Center shall not include any of the following:

   (a) charges related to any item which was actually constructed but which was not included in the plans and specifications approved by LESSEE pursuant to paragraph 3 hereof;

   (b) charges related to any item which was included in the plans and specifications approved by LESSEE pursuant to paragraph 3 hereof, which was not actually constructed;

   (c) charges in excess of One Thousand Dollars ($1,000.00) per lease year for (i) equipment purchased by LESSOR for use in maintenance of the common area of the Shopping Center (provided no charge shall be made unless the purchase of such equipment is cost-justified by resulting decreases in overall repair and maintenance costs) and/or
         (ii) capital improvements which are for replacement of improvements which were a part of the common areas in accordance with the initial development of the Shopping Center, such replacements being reasonably required to maintain the common areas of the Shopping

         Center in a first-class condition and are improvements made five
         (5) or more years after the commencement of the term of this Lease. The term "capital improvements", as used herein, shall mean a valuable addition made to the premises or common areas in excess of ordinary repairs and maintenance that is properly chargeable to capital expense or capital improvements under recognized and accepted accounting principles and standards. PROVIDED, however, that the replacement of paving in the parking area of the Shopping Center shall be deemed to be repair and maintenance (rather than a capital improvement) unless such replacement is required due to LESSOR'S failure to maintain and repair such pavement, or unless such replacement is required due to defective initial installation of such pavement; or

   (d) any charge for LESSOR'S overhead and profit, other than the five percent (5%) administrative fee referred to in this paragraph 2 under the heading "COMMON AREA MAINTENANCE REIMBURSEMENT".

   3. CONSTRUCTION. The LESSOR agrees to cause construction of the premises and other improvements in accordance with the plot plan, Exhibit "A" attached, and the specifications marked Exhibit "B", attached hereto and incorporated herein. This Lease shall not be effective until such specifications, Exhibit "B", and the plot plan, Exhibit "A", have been so attached and have been initialed by both parties. The LESSOR shall provide all facilities necessary to provide water, sewer, gas, electrical and other utilities to the premises. LESSEE shall have the right to review the final floor plan and elevation drawings.

     Should LESSEE require changes in plans after final approval in accordance with the specifications marked as Exhibit "B", any increased costs to implement changes required by LESSEE shall be paid to LESSOR as a condition to LESSOR'S obligation to permit the modification.

     Further, if the modification is of a nature which will cause an extension in the time period for construction, rental shall be commenced on the date when rental would have commenced had LESSEE not required a change in the plans adopted pursuant to Exhibit "B".

     The LESSOR agrees that, at the option of the LESSEE, this Lease shall become null and void if construction of the Shopping Center, including the premises, is not commenced on or before 1 August 1988 and completed and ready for occupancy on or before 1 May 1989, causes or conditions beyond the control of LESSOR only, excepted; provided, however, that if the premises are not ready for occupancy on or before 1 September 1989, irrespective of cause, and irrespective or whether such cause is beyond the control of LESSOR, LESSEE, in its sole discretion is hereby granted the option to cancel and terminate this Lease. Provided further that if LESSEE, by reason of the preceding sentence, had the option to cancel and terminate this Lease but has not exercised said option by 1 January 1990, then LESSOR is granted the


NETCO/052388                         -11-
option to cancel and terminate this Lease by giving written notice of such election to LESSEE, provided such notice is given prior to the commencement of the term of this Lease and, in any event, prior to 1 February 1990.

     Notwithstanding the foregoing, if construction has not commenced by 1 August 1988, and construction is about to commence after such date, LESSEE, within ten (10) days of written request from LESSOR shall either elect to terminate this Lease or waive the failure of LESSOR to have commenced by 1 August 1988 as a basis for later termination by LESSEE, it being specifically understood and agreed between LESSOR and LESSEE that LESSOR'S construction lender will desire assurance prior to permitting the commencement of construction of the building to comprise the premises that LESSEE is then committed to accepting the premises upon construction having been completed in accordance with the provisions of this Lease.

     Construction of the premises shall not be considered complete until it and the buildings and improvements which are within the cross-hatched area on Exhibit "A" hereto are substantially completed in every respect, and certified by the project architect (substantially completed in every respect shall mean complete except those items listed on LESSEE'S punch list, as hereinafter defined, which can be and will be corrected and completed within thirty [30] days by LESSOR in accordance with the specifications, Exhibit "B" hereof, none of which items would materially interfere with or impair the LESSEE'S use of the premises and to an


NETCO/052388                         -12-
extent permissible with respect to necessary work to be performed by LESSEE in installing its trade fixtures and equipment) including, but not limited to toilet facilities, office space, vinyl floor covering, automatic doors, light fixtures, including tubes and globes, heating, refrigerated air conditioning, enclosed machine rooms, curtain walls and partitions, and electrical and plumbing requirements complete to the point of connection of fixtures, equipment, checkstands and signs; interior and exterior decoration completed, parking areas completely surfaced, with adequate lighting and initial traffic control, service roads, sidewalks, loading facilities, all to be in accordance with specifications (Exhibit "B") which specifications are to be supplied by LESSEE. With respect to that part of the foregoing requirements for completion which pertain to buildings other than the leased premises, the parking areas, service roads, sidewalks, and loading facilities, such requirements shall be deemed satisfied if such requirement have been met with respect to that portion of said area which is cross-hatched on Exhibit "A" attached hereto and made a part hereof; PROVIDED, however, that in such event LESSOR shall not, in the he further construction of the Shopping Center, permit construction work, staging for construction work, or any other inhibition of free access to occur with respect to or within the cross-hatched area shown on said Exhibit "A". LESSOR shall also construct and maintain during the term of this Lease a sign, to be approved by the LESSEE, identifying the Shopping Center, as well as a sign, to be

NETCO/052388                         -13-
approved by LESSEE, and subject to local governmental approval, identifying some or all of the tenants of the Shopping Center. LESSEE shall have the right, at LESSEE'S cost, to place on such latter sign its sign, which shall be of at least the same size and advertising effect as any sign placed on such sign by any other tenant in the Shopping Center, with the possible exception of Homeclub, Inc. Pursuant to lease entered into with Homeclub, Inc., the tenant under this Lease is entitled to space upon the pylon sign together with one (1) other tenant in addition to Homeclub, Inc. Homeclub, Inc. is entitled to locate its panel in the top position. LESSOR will exercise its best efforts to obtain consent from Homeclub, Inc. to permit the identification size of LESSEE'S sign to be equal in size to that of Homeclub, Inc. If LESSOR permits any other tenant to place its sign on the sign identifying the Shopping Center, LESSEE shall be permitted to do so also, with a sign which is at least as large as the largest sign permitted to any other tenant, with the exception of Homeclub, Inc. LESSOR covenants and agrees that neither it nor any other tenant in the Shopping Center shall construct a sign so as to impair the visibility of or access to the premises.

     LESSEE agrees to accept the premises in the condition existing on the date of the commencement of the term, subject to LESSEE'S list of defective items (hereinafter called "punch list") being completed. In the event of LESSOR'S failure to complete said punch list items within thirty (30) days after receipt of LESSEE'S notification to LESSOR, then at LESSEE'S sole


NETCO/052388                        -14-
option, LESSEE may either complete such punch list items and deduct the cost thereof from rent, the costs of which are hereby agreed in advance by the parties hereto to be reasonable and proper deductions, or require LESSOR'S specific performance of the same, or seek any other legal remedies available to LESSEE. LESSOR covenants that the premises to be constructed shall, at the commencement of the term hereof and subject to LESSEE'S punch list being completed, be structurally sound and in good tenantable condition and that there shall be no latent defects therein. Latent defects as used herein is a defect which is a departure from plans and specifications not apparent upon an ordinary and reasonable inspection by a professional engineer qualified to make such inspection, normal wear and tear excepted. LESSOR further covenants that if any latent defects in the premises become apparent at any time during this Lease, and it shall appear that such latent defects existed at the beginning of the term hereof, or resulted from faulty design, workmanship or materials (the proof of which facts shall be the burden of LESSEE), then LESSOR shall cause the same after receiving written notice from LESSEE, to be repaired and corrected with all reasonable speed. LESSEE shall have the benefit of all warranties accruing to the LESSOR by reason of construction of the premises and any installation of equipment thereon.

     4. TERM. The LESSOR agrees to, and does hereby, lease the premises to the LESSEE for an original term of twenty (20) years, commencing on the earlier of the first day the premises are

NETCO/052388                          -15-
opened for business or forty-five (45) days following the earlier of LESSOR'S notification to LESSEE or LESSEE'S notification to LESSOR that the construction of the premises is completed in accordance with the terms of this Lease and the premises are ready for occupancy by LESSEE, except for punch list items which can and will be completed with thirty (30) days, as aforesaid, and LESSOR notifies LESSEE of the foregoing, whichever is earlier. The commencement date of the term shall be endorsed at the end hereof, and the lease term shall terminate at 11:59 p.m. on the last day of the twenty (20) year term thereafter.

     It is agreed that if at the end of the original term of this Lease, or any option period hereof, LESSEE, in its sole discretion, shall deem it necessary to remain in occupancy of said premises beyond the termination date of the Lease, LESSEE may do so for a period of time up to one hundred twenty
(120) days. For any such extension period, the rent will be one and one-half (1.5) times the then current minimum monthly rent. LESSEE shall give LESSOR one hundred twenty (120) days' notice should such extension be necessary. It is agreed that the LESSEE shall not be obligated to open the premises for business nor shall the rent for the premises commence, [subject to the provisions of paragraph 6.A(1) hereof] until all streets, highways and parking areas, shown as cross-hatched on Exhibit "A" attached hereto, have been fully paved and are open for use.

     5. OPTION. It is further agreed that, at the expiration of the original term, the LESSEE shall have the right, exercisable


NETCO/052388                       -16-
at its sole option, to extend this Lease for three (3) additional, consecutive terms of five (5) years each, upon the same terms and conditions. The LESSOR shall be notified of the LESSEE'S intent to exercise such option at least six (6) months prior to the end of the then current term. It is further agreed that LESSEE shall have the right, at its sole option, to extend this Lease for an additional term not to exceed seven (7) years if necessary, to permit reconstruction and repair of the premises after its damage or destruction, in accordance with the provisions of paragraph 17 hereof. PROVIDED, however, that if, on the date of commencement of any of the extended terms, LESSEE is in default (as that term is used in paragraph 24.A. hereof) then the extended term shall not commence, and this Lease shall expire at the end of the initial term of the then expiring extended term.

     6. RENT. As rent for the premises, LESSEE shall pay to LESSOR in lawful money of the United States, at the address to which notices to LESSOR are to be given hereunder:

     A. MINIMUM ANNUAL RENT, payable in equal monthly installments, in advance, on the first day of each month:

        (1) in the annual sum of Three Hundred Seventy-Nine Thousand Six Hundred Seventy-Three Dollars ($379,673.00), for the period commencing on the first (1st) day of the calendar month following the expiration of one hundred twenty (120) days from the commencement of the term of this Lease (determined under paragraph 4 hereof), which date is sometimes referred to herein as the "Rent Commencement Date", and terminating on the expiration of original twenty (20) year term of this Lease; PROVIDED, however, that on the Rent Commencement Date LESSEE shall also pay an amount equal to 1/365 of said minimum annual rent as and for each day elapsing after the expiration of said one hundred twenty (120) day period and prior to the Rent Commencement Date;

        (2) in an annual sum, during the five (5) year option periods described in paragraph 5 hereof, and, unless subparagraph (3) below is, by its terms, applicable, during the seven (7) year option period described in paragraph 5 hereof, equal to ninety percent (90%) of the average percentage rent (calculated without reduction for minimum rent paid) payable by LESSEE pursuant to paragraph 6.B. hereof, for the three (3) lease years next preceding the commencement of the option period in question; PROVIDED, however, that such minimum annual rental, as so determined, shall not be less than the greatest amount of minimum annual rent which was in effect during the original twenty (20) year term of this Lease or during any previous five (5) year option period;

        (3) [if this subparagraph (3) is, by its terms, applicable] in an annual sum, during the seven (7) year option period described in paragraph 5 hereof, which shall be determined in the following manner:

            During the period commencing on the date LESSEE exercises its option to extend the term of this Lease for said seven (7) year period and continuing until one (1) month prior to the expiration of the then current term of this Lease, LESSOR and LESSEE shall attempt to agree upon the basic rental, rental escalations, rental terms and concessions and other economic factors relevant to establishing the fair market rental value for the extended term. If the parties are unable to agree upon the fair market rental value, such rental value shall be established by local appraiser(s) (whose qualifications shall include membership in the American Institute of Real Estate Appraisers, and/or the Society of the Real Estate Appraisers, and active practice of the profession of real estate appraisal for not less then ten [10] years). LESSOR and LESSEE shall have ten (10) days to appoint a mutually acceptable appraiser. If they are unable to agree upon a single individual, within the next ten (10) days, LESSOR shall appoint one (1) appraiser and LESSEE shall appoint one (1) appraiser. Failure by LESSOR or LESSEE to appoint an appraiser within the ten (10) day period shall consti-tute a waiver of the right to appoint such an appraiser and an agreement to be bound by the appraisal performed by the other appraiser. Within the next fifteen (15) day period the two (2) appraisers shall agree upon and appoint a third (3rd) appraiser. When all three (3) appraisers have been appointed, they shall appraise the premises and determine the minimum rental, percentage rental, rental terms and concessions and other economic factors relevant to establishing the fair market rental value of the premises during the extended term. The appraisal(s) shall be completed no later than thirty (30) days following the commencement of the extension term, with each appraiser preparing an indpendent written report setting forth his appraisal. The appraisers shall thereafter review each of the separate reports and shall meet to discuss and resolve any differences. A decision by two (2) of the three (3) appraisers shall be binding upon LESSOR and LESSEE. If no two (2) appraisers can agree upon the fair market rental value within thirty (30) days following the commencement of the extension term, the fair market rental value shall be determined by averaging the three (3) appraisals. Each party shall pay the costs and expenses of the appraiser appointed by it as well as one-half (1/2) of the costs and expenses of the third appraiser, or the sole appraiser as the case may be. The parties shall execute a written addendum to this Lease setting forth the rental provisions for the seven (7) year option period as soon as such rental has been determined; such rental shall establish both the minimum annual rental and the percentage rental, if any, to be paid during said seven (7) year option period if this subparagraph (3) is, by its terms, applicable.

             This subparagraph (3) shall be applicable only if, pursuant to the provisions of paragraphs 5 and 16 hereof, the damage or destruction which enabled LESSEE to extend the term of this Lease for such seven (7) year period, was caused by a risk not covered by the insurance required to be kept in effect by LESSOR pursuant to paragraph 16 hereof.

     B. As additional rent, percentage rent in an amount equal to the percentage specified below, of LESSEE'S annual "gross sales", as hereinafter defined, made during each lease year during the original twenty (20) year term and during each of the five (5) year option periods and during the seven (7) year option period referred to in paragraph 5 hereof. Notwithstanding the foregoing, no percentage rent shall be payable with respect to any sales made prior to the Rent Commencement Date, nor shall this subparagraph apply during the seven
        (7) year option period if subparagraph 6.A.(3) is, by its terms, applicable.

             The percentage referred to above shall be:
        1.25% with respect to that portion of LESSEE'S annual gross sales which do not exceed $33,748,711.00 for the lease year in question; 1.125% with respect to that portion of LESSEE'S annual gross sales which exceed $33,748,711.00 but do not exceed $37,967,300.00 for the lease year in question; 1.0% with respect to that portion of LESSEE'S annual gross sales which exceed $37,967,300.00 for the lease year in question.

             LESSEE shall be entitled to a credit, against such percentage rent, for the amount of minimum rent paid by LESSEE with respect to the lease year in question.

     C. As additional rent, public liability and property damage insurance annual premiums insuring the common areas as set forth in paragraph 9 hereof.

     D. As additional rent, fire and extended coverage insurance annual premiums as set forth in paragraph 16 hereof.

     E. As additional rent, repairs and maintenance of the premises as set forth in paragraph 13 hereof.

     F. As additional rent, LESSEE'S proportionate share of common area maintenance cost, including administrative fee, as defined and payable as set forth in paragraph 2 hereof.

     G. As additional rent, taxes and assessments levied and assessed against the premises and LESSEE'S proportionate share of taxes and assessments levied and assessed against the parking and common areas of the Shopping
          Center, as set forth in paragraph 8 hereof.

     The term "gross sales", as used herein, shall include all sales of merchandise from, through, or off the premises, including the performance of any service for any customer or patron for compensation by the LESSEE or employee, and shall include all sales by every department thereof, for cash or on a charge basis, and including all business in which orders come by mail, telephone, or telegraph, less credit for returned merchandise, merchandise trade-ins, and credits of a similar nature. "Gross sales" shall not include sales, luxury, excise or other taxes collected by LESSEE from customers and charged separately, merchandise transferred from one of the LESSEE'S or SUBLESSEE'S stores to another, return of merchandise to a supplier, wholesale bakery or wholesale delicatessen sales, or sales of money orders or vending machine receipts except to the extent to royalties actually received by LESSEE. As used in this paragraph, the terms "wholesale bakery sales" and "wholesale delicatessen sales" shall refer to sales made in the bakery or delicatessen departments of the premises, which sales are for the purpose of resale.

     LESSOR shall have the right, at any time, but no more than once per year, and from time to time, at LESSOR'S expense, to have audits made of the records of sales which occur on the premises. LESSOR'S right to examine the books and records pertaining to the operation of a business on the premises, or to make an audit thereof in respect to any lease year, shall be limited to the then current lease year, plus the year immediately preceding. LESSEE"S statements for other prior lease periods shall be deemed to have been accepted by LESSOR and be incontestible.

     LEASE YEAR DEFINED. The term "lease year", as used in this Lease, means the following:

     1. With reference to the first lease year, the period from the commencement date of the term of this Lease through the last day of the twelfth (12th) full calendar month thereafter.

     2. With reference to any succeeding lease year (with the exception of the last lease year), twelve (12) full consecutive calendar months commencing on the first day of the calendar month next succeeding the last day of the preceding lease year.

     3. With reference to the last lease year, the period commencing on the first day of the calendar month next succeeding the last day of the preceding lease years and terminating on the last day of the lease term.

     PERCENTAGE RENT TIME OF PAYMENT. Payment of any additional rental, as outlined in paragraph 6B herein, shall be paid on or before the twentieth
(20th) day of the month following the ending of each annual period.

     7. MORTGAGES. All mortgage payments or other charges required to discharge any lien or encumbrance that may affect the premises, and for which the LESSOR is solely responsible, and which is superior and prior to the terms of this Lease and the rights of LESSEE hereunder, shall be paid by the LESSOR as the same shall become due.

     Notwithstanding any provision in this Lease to the contrary, LESSEE agrees that with regard to any such mortgage or encumbrance which is superior or prior to the terms of this Lease and the rights of LESSEE hereunder, LESSEE shall not declare a default under this Lease in the event of any default of a payment under such mortgage or other encumbrance, provided that the holder of such encumbrance has agreed, in the event of a default thereunder, and provided LESSEE is not in default under the terms of this Lease, that no foreclosure of, deed given in lieu of foreclosure of, or sale under the encumbrance, and no stops or procedures taken under the encumbrance shall affect LESSEE'S rights under this Lease. In such event LESSEE shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure, and this Lease shall continue in full force and effect.

     8. TAXES AND ASSESSMENTS. As additional rental, the LESSEE agrees to pay the amount of all taxes and assessments levied and assessed against the premises and LESSEE'S proportionate share (as hereinafter set forth) of all taxes and assessments levied and assessed against the parking and common areas of the Shopping Center which shall become due and payable during the original or any exercised renewed term hereof. LESSEE shall have the right to pay such items directly to the taxing authority prior to delinquency or to pay the same directly to LESSOR, not later than fifteen (15) days prior to the delinquency date. In the latter event, LESSOR shall, as soon as practicable after LESSOR'S payment of said items, provide LESSEE with evidence of such payment. If the Shopping Center is taxed as a unit, the LESSEE shall be liable for only such proportion of such taxes and assessments as the number of square feet of floor space in the premises bears to the proposed total number of square feet of floor space in the Shopping Center as depicted on Exhibit "A".

     Notwithstanding the foregoing, either LESSOR or LESSEE, by notice to the other, may request, in lieu of an apportionment of real estate taxes based upon floor space, that real estate taxes are allocated in an alternative manner to the various components of the Shopping Center in a manner which is fair and reasonable and is based upon information as used by the tax assessor (including assessor's worksheets or such other information as may reasonably be available to LESSOR establishing the amount of such real estate taxes). If this alternative calculation is used, LESSEE shall pay one hundred percent (100%) of all real estate taxes fairly allocable to the land immediately beneath the building and all areas LESSEE has the exclusive right to use, and LESSEE'S proportionate share of real estate taxes fairly allocable to land and improvements that are within the common area, that are not devoted to the exclusive use of any other tenant of the Shopping Center. In the event that LESSOR and LESSEE are unable to agree as to the appropriate allocation, either party may request that such be submitted to arbitration to be conducted in like manner as arbitration is provided for within paragraph 18.

     Such taxes and assessments must be billed by LESSOR and LESSEE no later than ninety (90) days after receipt of the final tax billing from the local taxing authority to LESSOR. If such notice is not received by LESSEE within ninety (90) days, LESSEE'S obligation to pay such taxes and assessments shall be unaffected, unless LESSEE has, after the expiration of such ninety (90) day period, assigned this lease or sublet the premises and is no longer in possession of the premises except through an assignee or sublessee. In that event, NETCO FOODS, INC. shall have no liability with respect to the payment of such taxes and assessments, but the payment thereof shall be enforceable against such assignee or sublessee only. In such event, and for such purpose, LESSEE hereby assigns to LESSOR, the right of LESSEE (as SUBLESSOR) to demand, receiver, and collect from any sublessee of LESSEE, such taxes and assessments to the extent provided for in any sublease of the premises entered into by LESSEE (as SUBLESSOR). Provided, however, that for any partial tax year occurring during the original or any renewed term hereof, the LESSEE shall be liable for only that portion of such taxes and assessments as the number of days in such partial tax year bears to three hundred sixty-five
(365).

     ASSESSMENTS MADE DURING LEASE TERM. In the event during the term of this Lease or any extension thereof, an assessment is placed upon the premises or the Shopping Center by any taxing authority of competent jurisdiction, and if such assessment is payable or may be paid in installments, then and in that event such assessment shall be paid by installments and LESSEE shall be liable to pay said assessment only to the extent of making timely payment of those installments falling due during the term of this Lease or any extension thereof. Further, if any assessment be proposed by any competent taxing authority during the term of this Lease or any extension thereof, then upon the request of LESSEE, LESSOR shall use its best efforts to obtain an assessment which is payable or may be paid in installments.

     In the event during the term of this Lease or any extension thereof, an assessment is placed upon the premises or the Shopping Center by any taxing authority of component jurisdiction and such assessment be payable only in lump sum, then and in that event, LESSEE shall be liable only for payment of a proportionate share of such assessment in the proportion that the number of years remaining in the original term and/or any renewal options then remaining available to LESSEE hereunder bears to the useful life of the improvements against which the assessment is made; said useful life being determined by agreement of the parties or in absence of agreement, by arbitration under the procedures set forth in paragraph 18 hereof.

     The Shopping Center real property including the premises is, at the time of entry into this Lease, subject to assessment titles "Village Park Refunding Assessment", and a further assessment is in the process of being created which may not appear of record as of the time of execution of this Lease, which relates to the construction of Whitman Avenue infrastructure thereunder. Each such assessment shall be deemed an assessment made during the Lease term, the installments of which are subject to apportionment between tenants of the Shopping Center, as previously set forth herein.

     Any taxes and assessments levied and assessed against the premises that shall become due and payable during the term hereof and which LESSEE has paid, may be contested by LESSEE by appropriate proceedings. LESSOR shall not be required to join in any such proceeding or contest brought by LESSEE unless the provisions of any law require that the proceeding or contest be brought by or in the name of LESSOR or any owner of the premises. In that case LESSOR shall join in the proceeding or contest or permit it to be brought in LESSOR'S name as long as LESSOR is not required to bear any cost. Whether or not LESSOR is required to join in such proceeding, LESSOR shall cooperate with LESSEE, will provide any information requested by LESSEE, and will execute any document which may be necessary and proper for such proceedings. Any refund shall be the property of LESSEE to the extent it is based upon the payment of any assessments made by LESSEE.

     If the leased premises are part of a shopping center or constitute part of a tract which is assessed as a whole, then LESSEE may at its option contest any such tax assessment, and any refunds shall be the property of LESSEE to the extent it is based upon the payment of a prorata share of an assessments paid by LESSEE.

    The LESSEE shall also pay all taxes levied and assessed upon personal property located upon the premises which is not owned by LESSOR.

     9. LESSEE HOLD HARMLESS. Except as provided in paragraph 10 hereof, LESSEE agrees to protect and save the LESSOR harmless from any and all claims of others for injuries to persons or property occurring in or upon the premises as defined on page one (1) hereof except such claim for injuries which are caused in any proportion by the negligent, intentional or willful acts of the LESSOR.

     PUBLIC LIABILITY INSURANCE OF PREMISES. LESSEE agrees to maintain, at its own expense, during the full term of this Lease, a policy of public liability and property damage insurance in a reputable company authorized to do business in the State of California in which policy LESSOR, LESSEE and any mortgagee shall be named as additional insureds, and to furnish current certificates evidencing the existence of such insurance providing that such insurance shall not be canceled except after thirty (30) days' written notice to LESSOR. Such policy shall provide primary coverage for the benefit of LESSOR and LESSEE in an amount not less than $2,000,000.00 single limit combined bodily injury and property damage each occurrence, to cover all situations where any other person or persons claim bodily injury, death, or property damage in or upon the premises.

     PUBLIC LIABILITY INSURANCE OF COMMON AREA. LESSOR covenants and agrees to maintain, at its own expense, during the full term of this Lease, a policy of public liability and property damage insurance in a reputable company authorized to do business in the State of California, in which policy LESSOR, LESSEE and any mortgagee shall be named as additional insureds insuring against any liability (including all situations where any other person or persons claim bodily injury or property damage) arising on or about the common areas of said Shopping Center as defined in paragraph two (2) hereof, including, but not limited to all common use and parking areas of said Shopping Center and to furnish current certificates evidencing the existence of such insurance providing that such insurance shall not be canceled except after thirty (30) days' written notice to LESSEE. Such policy shall provide primary coverage for the benefit of LESSEE and LESSOR in an amount not less than $2,000,000.00 single limit combined bodily injury and property damage each occurrence to cover all situations where any person or persons claim personal injury, death, or property damage on or about said common areas.

     LESSOR and LESSEE agree to periodically review and, if necessary, increase the liability limits of such insurance in order that the mutual interests of LESSOR and LESSEE will be adequately protected by such insurance.

     REIMBURSEMENT FOR PUBLIC LIABILITY INSURANCE OF COMMON AREA. LESSEE agrees to remit to LESSOR, on an annual basis within thirty (30) days after being billed therefor, the pro rata share of the annual premium for insurance covering the common areas of the Shopping Center for said policy(s) as hereinabove provided, subject to LESSEE'S right to obtain similar insurance coverage policy(s) from insurance carriers with ratings equal to LESSOR'S insurance carrier covering the common areas of the Shopping Center. Should LESSEE be able to secure such policy(s) at a lower rate for like coverage, then in such event, LESSEE shall within thirty (30) days prior to the expiration of the current term of such policy [which term shall not exceed one (1) year] provide to LESSOR reasonable data supporting the availability of such like insurance policy(s) at a lower rate; whereupon receipt of such data, LESSOR shall have the option, exercisable in its sole discretion and within thirty (30) days after receipt of such data, to cancel its insurance policy(s) covering the common areas of the Shopping Center at the expiration of the current term of such policy [which term shall not exceed one (1) year] and obtain LESSEE'S policy(s). Should LESSOR elect not to cancel its insurance policy(s) and obtain LESSEE'S policy(s) as aforesaid, LESSOR agrees to deduct, from amounts due from LESSEE in payment of LESSOR'S insurance policy(s) covering the premises and within said thirty (30) days, the difference between the premium paid or charged by LESSOR for its insurance policy(s) covering the premises and that which would have been paid by LESSEE for LESSEE'S policy(s) covering the common areas of the Shopping Center.

     LESSOR HOLD HARMLESS. Except as provided in paragraph 10 hereof, LESSOR agrees to protect and save the LESSEE harmless from any and all claims of others for injuries to persons or property occurring on or about common areas and arising out of the use or operation of said common areas including reasonable attorney's fees, except such claims for injuries which are caused, in any proportion by the negligent, intentional, or willful acts of the LESSEE, its agents or employees.

     10. WAIVER OF LIABILITY. To the extent that any loss or damage described in this paragraph is actually compensated for by insurance provided for in this Lease, but only to that extent, LESSOR and LESSEE each hereby releases the other and its respective employees, agents, and every person claiming by, through, or under either of them, and LESSEE hereby releases each other tenant in the Shopping Center of which the premises are a part, and the employees and agents thereof, from any and all liability or responsibility (to the other or anyone claiming by, through, or under them by way of subrogation or otherwise), for any loss or damage to any property (real or personal) owned by or belonging to LESSOR, LESSEE, their respective employees, agents and every person claiming by, through, or under either of them (whether by subrogation or otherwise) caused by fire or any other insured peril covered by any insurance policy(s) for the benefit of any party, even if such loss or damage shall have been caused by the fault or negligence of another party, its employees or agents. LESSOR and LESSEE further agree that in the event of a sale of the Shopping Center by LESSOR, the hereinabove waiver of subrogation shall continue in favor of the original LESSOR hereinunder and likewise as to any subsequent lessor, as well as in favor of that lessor which, at the time the casualty occurs, may be the lessor under this Lease, so long as the respective insurance policies of LESSOR and LESSEE so permit. LESSOR and LESSEE agree, upon request of the other party, to furnish evidence of such waiver of liability to such other party. All policies of insurance written to insure all buildings, parking and common areas, service and delivery areas, improvements, contents, and all other such property (real or personal) shall contain a proper provision, by endorsement or otherwise, whereby the insurance carriers issuing the same shall acknowledge that the insured has so waived and released its right of recovery against the other party or parties hereto and such other tenants and shall waive the right of subrogation which such carrier might otherwise have had against such other party or parties and such other tenants, all without impairment or invalidation of such insurance. The provisions of this paragraph shall be equally binding upon and inure to the benefit of any permitted assignee or sublessee of LESSEE.

     LESSOR and LESSEE agree that the foregoing waiver of subrogation shall continue in effect so long as insurance is obtainable and includable with permission to grant such waiver of subrogation without extra cost, or, if such extra cost is chargeable therefor, so long as the other party pays such extra cost. If an extra cost is chargable therefor, each party will advise the other thereof and of the amount thereof. The other party, at its election, may pay the same but shall not be obligated to do so. If the other party elects not to pay such extra cost, the first party shall not be obligated to waive such subrogation rights.

     11. REMOVAL. LESSEE shall have the right to remove any and all furniture, fixtures, and equipment it may have installed on or in the premises provided the LESSEE shall restore any structural or other damage to the building resulting from such removal, usual wear and tear excepted.

     12. LESSOR ENTRY. The LESSOR shall have the right to enter the premises at any reasonable time for the purpose of inspecting the same, or for the purpose of doing anything that may be required under this Lease, or for the purpose of doing anything LESSEE may be required to do and shall fail to do. In the event it is reasonably necessary to the LESSOR to make any repairs to the premises that the LESSEE is responsible for, but which the LESSEE has failed to make, LESSEE shall reimburse the LESSOR for the cost thereof on demand, and the LESSOR shall not be responsible to the LESSEE for any loss or damage that the LESSEE may suffer from such repairs, provided that such loss or damage is reasonable under the circumstances.

     13. MAINTENANCE AND REPAIR. Except for the LESSOR'S obligations with respect to latent defects as set forth in paragraph 3 and with the obligations to maintain in good condition the structural portions of the building including foundations, slabs,

NETCO/052388                       -35-
walls, and electrical and plumbing services to the building, LESSEE agrees at its expense to maintain all other portions of the premises and to make all ordinary repairs in and about the premises necessary to preserve them in good order and condition, including the air conditioning and heating equipment, after expiration of the warranty period stated in Exhibit "B". The LESSOR shall have no obligation with respect to such repairs and maintenance.

     As used in this paragraph, the obligation to maintain and repair is primarily intended to include amounts to be paid or incurred for incidental repairs and maintenance of property, and, except as noted below with regard to the roof of the leased premises and LESSOR'S obligations, is not intended to include any obligation to make "capital expenditures". The term "capital expenditures" is, for this purpose, defined as:

     "Any amount paid or incurred:

     A. to add to the value, or substantially prolong the useful life, of the leased premises; or
     B.  to adapt the leased premises to a new or different use; or
     C. for new buildings or for permanent improvements or betterments made to increase the value of the leased premises; or
     D. for purposes within the meaning of 'capital expenditure' as that term is used in Section 263(a) of


NETCO/052388                        -36-
         the Internal Revenue Code of 1954, as in effect at the date of execution of this Lease."

     PROVIDED, however, that notwithstanding the foregoing, LESSEE shall maintain, repair, and replace, as necessary to keep the same in good condition and repair, the roof of the leased premises, provided LESSOR has fulfilled its obligations with respect to the roof, as required by Exhibit "B" hereof. PROVIDED FURTHER, that LESSOR and LESSEE acknowledge and agree that LESSOR'S obligation with respect to latent defects as set forth in paragraph 3 hereof, structural portions of the building, including foundations, slabs, walls, and electrical and plumbing services to the building includes duties of maintenance and repair as well as replacement, even though such replacement is within the meaning of 'capital expenditures'.

     If, in the event of an emergency, it shall become necessary to make any repairs hereby required to be made by LESSOR, LESSEE shall attempt to notify LESSOR, who shall at all times during this Lease, provide LESSEE with a current telephone number. If LESSEE is unable to contact LESSOR, or if LESSOR fails to cause such emergency repairs to be made within a period of time which is reasonable under the circumstances, LESSEE may cause such emergency repairs to be made and pay the reasonable cost thereof, and LESSOR shall reimburse LESSEE for such cost on demand made by LESSEE.

     14. WASTE. The LESSEE shall not commit waste or permit waste to be committed in or upon the leased premises. At the


NETCO/052388                        -37-
termination of this Lease, LESSEE shall surrender and deliver the premises to the LESSOR in as good condition as the same were at the commencement of the term excepting 1) usual wear and tear 2) acts of God and unavoidable casualties, 3) repair of latent defects for which LESSOR is responsible hereunder, 4) damage or loss for which LESSOR has waived recovery under paragraph 10 hereof, and 5) other non-insured causes beyond the control of LESSEE. It is the intent of the parties hereto that the provisions of the second sentence of this paragraph 14 shall not be interpreted to add to, nor detract from, LESSEE'S obligations for repair of the premises, as set forth elsewhere in this Lease.

     15. SIGNS. LESSOR shall have the sole right to approve the design and placement of any and all signs of any nature upon the exterior of the premises; provided, however, that such approval shall not be unreasonably withheld and, further that the size and advertising effect of any sign to be used by the LESSEE shall be substantially equal to any sign permitted to be used by other tenants in the Shopping Center; provided, LESSOR shall not be deemed obligated to consent to a sign which would violate sign criteria contained in LESSOR'S lease with Homeclub, Inc., in the event LESSOR believes that the sign criteria contained within the Homeclub, Inc. lease will permit signing satisfactory to LESSEE. Should any sign be proposed by LESSEE which would be violative of such provision, LESSOR will cooperate with LESSEE in making application for a waiver by Homeclub, Inc., in favor of LESSEE if such sign is otherwise consistent with esthetics for


NETCO/052388                         -38-
the Shopping Center. Any such sign shall comply with local governmental requirements.

     16. FIRE AND EXTENDED COVERAGE INSURANCE. The LESSOR agrees to keep in effect, at its expense, and during the original or any renewed term of this Lease, a policy of fire, extended coverage, vandalism and malicious mischief insurance (but excluding losses by flood or earthquake) to cover damage to the building or the premises, written by a responsible insurance company authorized to do business within the state where the premises are located, in an amount equal to not less than ninety percent (90%) of the replacement cost of the premises, and to furnish the LESSEE proof thereof. Such policy of insurance shall provide protection against the losses so insured against for the benefit of the LESSOR and any mortgagee as their interests may appear under the terms of this Lease and any mortgage agreement, providing that such insurance shall not be canceled except after thirty (30) days' notice to LESSEE and any mortgagee and shall contain the provision of endorsement required by paragraph 10 hereof.

     BLANKET INSURANCE. The insurance to be provided by LESSOR may be provided pursuant to a blanket policy covering the premises and other locations of LESSOR provided, however, in no event shall the protection afforded by such blanket insurance policy be less than that required hereunder.

     REIMBURSEMENT OF PREMIUMS. LESSEE agrees to remit to LESSOR, on an annual basis within thirty (30) days after being billed therefor, the annual premium for insurance covering the premises


NETCO/052388                        -39-
for said policy(s) as hereinabove provided, subject to LESSEE'S right to obtain a like insurance coverage policy(s) covering the premises should LESSEE be able to secure such policy(s) on the premises at all lower rate for like coverage. In the event LESSEE is able to obtain like insurance policy(s) covering the premises at a lower rate, LESSEE shall within thirty (30) days prior to the expiration of the current term of such policy
[which term shall not exceed one (1) year] provide to LESSOR reasonable data supporting the availability of such like insurance policy(s) at a lower rate; whereupon receipt of such data, LESSOR shall have the option, exercisable in its sole discretion and within thirty (30) days after receipt of such data, to cancel its insurance policy(s) covering the premises at the expiration of the current term of such policy [which term shall not exceed one (1) year] and obtain LESSEE'S policy(s). Should LESSOR elect not to cancel its insurance policy(s) and obtain LESSEE'S policy(s), as aforesaid, LESSOR agrees to deduct, from amounts due from LESSEE in payment of LESSOR'S insurance policy(s) covering the premises and within said thirty (30) days, the difference between the premium paid or charged by LESSOR for its insurance policy(s) covering the premises and that which would have been paid by LESSEE for LESSEE'S policy(s) covering the premises.

     The premises to be constructed by LESSOR under this Lease is to be equipped with an automatic sprinkler system which is more fully described in Exhibit "B". LESSEE shall carry fire and extended coverage insurance covering all of its merchandise,

NETCO/052388                             -40-
furniture, fixtures and equipment located in and upon the premises. Should the building covered by this Lease be rated deficient by Insurance Service Organization or any other rating bureau having jurisdiction (hereinafter "Rating Bureau"), then LESSOR shall pay for any differential amount between the premium paid and that which would have been paid had the building not been rated deficient, and LESSOR agrees to reimburse LESSEE and/or its SUBLESSEE for any differential amount it may incur. Said differential amount shall be computed and paid annually using the then published insurance rates until the defects are cured by LESSOR. Upon LESSOR'S receipt of notice of any deficiencies from Rating Bureau or any insurance company, LESSOR agrees to immediately notify LESSEE in writing of said deficiencies.

     SUBSEQUENT CHANGE OF STANDARDS. LESSOR shall not be liable for any reimbursement of such differential if LESSOR has complied fully with the agreed plans and specifications of the premises and has complied with all of the Rating Bureau's recommendations, and requirements, made after its review of the architectural plans and related engineering drawings and specifications of the premises. Nor shall the LESSOR be liable for any reimbursement of any such differential if such differential results from a change in the standards or requirements of the Rating Bureau for full sprinkler credit, which pertain to construction of the premises, which change was effective subsequent to the completion of construction of the item affected by such change. LESSOR agrees that other buildings to be constructed in the Shopping

Center will be constructed in such a manner that LESSEE will not be penalized and denied full sprinkler credit, unless agreed to in writing by the LESSEE.

     LESSEE agrees it shall not keep anything within the premises or use the premises for any purpose which will cause an increase in the insurance premium cost or invalidate any insurance policy(s) carried on the premises or other parts of the Shopping Center. LESSOR agrees it shall not, nor shall it allow any other tenant(s) in the Shopping Center, to keep anything within their leased premises or on the Shopping Center or use their leased premises or the Shopping Center for any purpose which will cause an increase in the insurance premium cost or invalidate any insurance policy(s) carried on the premises of LESSEE, such other tenant(s), or other parts of the Shopping Center. In the event of the storing, maintaining or use of anything on the premises which causes an increase in the insurance premium cost, LESSOR agrees it shall look solely to the respective responsible tenant (or to itself should it be in violation) in the Shopping Center which causes or results in a premium increase or insurance invalidation, and LESSEE shall have no obligation to pay any part of such premium increase except to the extent the same was caused by the act or omission of LESSEE.

     17.  DAMAGE AND DESTRUCTION (INSURED RISK).

      A. If, during the term, the premises are totally or partially destroyed from a risk covered by the insurance described in paragraph 16, rendering the premises totally or partially inaccessible or unusable, LESSOR shall restore the premises. Such destruction shall not terminate this Lease. If the existing laws do not permit the restoration, either party can terminate this Lease immediately by giving notice to the other party.

     If the cost of the restoration exceeds the amount of proceeds received from the insurance required under paragraph 16, LESSOR can elect to terminate this Lease by giving notice to LESSEE within fifteen (15) days after determining that the restoration cost will exceed the insurance proceeds. In the case of destruction to the premises only, if LESSOR elects to terminate this Lease, LESSEE, within fifteen (15) days after receiving LESSOR'S notice to terminate, can elect to pay to LESSOR, at the time LESSEE notifies LESSOR of its election, the difference between the amount of insurance proceeds and the cost of restoration, in which case LESSOR shall restore the premises. LESSOR shall give LESSEE satisfactory evidence that all sums contributed by LESSEE as provided in this paragraph have been expended by LESSOR in paying the cost of restoration.

     If LESSOR elects to terminate this Lease and LESSEE does not elect to contribute toward the cost of restoration as provided in this paragraph, this Lease shall terminate.

     DAMAGE AND DESTRUCTION (UNINSURED RISK)

     B. If, during the term, the premises are totally or partially destroyed from a risk not covered by the insurance described in paragraph 16, rendering the premises totally or partially inaccessible or unusable, LESSOR shall restore the premises to substantially the same condition as they were in immediately before destruction. Such destruction shall not terminate this Lease. If the existing laws do not permit the restoration, either party can terminate this Lease immediately by giving notice to the other party.

     Notwithstanding the foregoing, if the cost of restoration exceeds five (5%) of the then replacement value of the premises that are destroyed, LESSOR can elect to terminate this Lease by giving notice to LESSEE within fifteen
(15) days after determining the restoration cost and replacement value.

     If LESSOR elects to terminate this Lease LESSEE, within fifteen (15) days after receiving LESSOR'S notice to terminate, can elect to pay to LESSOR, at the time LESSEE notifies LESSOR of its election, the difference between five (5%) of the then replacement value of the premises and the actual cost of restoration, in which case LESSOR shall restore the premises. LESSOR shall give LESSEE satisfactory evidence that all sums contributed by LESSEE as provided in this paragraph have been expended by LESSOR in paying the cost of restoration.

     If LESSOR elects to terminate this Lease and LESSEE does not elect to contribute toward the cost of restoration as provided in this paragraph, this Lease shall terminate.

     C. EXTENT OF LESSOR'S OBLIGATION TO RESTORE. If LESSOR is required or elects to restore the premises as provided in this paragraph 17, LESSOR shall not be required to restore alterations made by LESSEE, LESSEE'S improvements, LESSEE'S trade fixtures, and LESSEE'S personal property, such excluded items being the sole responsibility of LESSEE to restore.

     D. ABATEMENT OF RENT. In case of destruction, whether insured or uninsured, there shall be an abatement or reduction of rent, except any percentage rent, between the date of destruction and the date of completion of restoration, based on the extent to which the destruction interferes with LESSEE'S use of the premises.

     E. DESTRUCTION DURING LAST PART OF TERM. If destruction to the premises, whether insured or uninsured, occurs during the last seven (7) years of the term, or during any of the five (5) year option periods referred to in paragraph 5 hereof, LESSOR can elect not to restore the premises as required hereunder, by giving notice to LESSEE not more than fifteen (15) days after the destruction.

     Except that, if the destruction occurs during the last seven (7) years of the term or during any of said five (5) year option periods, and if within fifteen (15) days after receiving LESSOR'S notice to terminate, LESSEE exercises the option to extend the term for at least seven (7) additional years as provided in paragraph 5, LESSOR shall restore the premises as provided in this paragraph 17.

     F. WAIVER OF CIVIL CODE SECTIONS. LESSEE waives the provisions of Civil Code Section 1932(2) and Civil Code Section 1933(4) with respect to any destruction of the premises.

            G. DAMAGE AND DESTRUCTION - OTHER BUILDINGS. LESSOR agrees that in the event any building or buildings in the Shopping
         Center other than the building containing the demised premises, shall be destroyed or damaged by fire or other hazard, during the term of this Lease, or any renewal thereof, LESSOR shall either
         (i) promptly rebuild and repair said building as closely as possible to such building or buildings shown on Exhibit "A" attached hereto (provided that if LESSEE consents to the altera-tion of the building designs and configurations shown on Exhibit "A" attached hereto, which consent shall not, in the event of such damage or construction, be unreasonably withheld, than the rebuilding and repair may be in conformance with such alteration rather than as shown on Exhibit "A"); or (ii) repair as necessary to render such building attractive and remove any appearance of damage or destruction; or (iii) remove the same and, as to any area vacated by removal, construct and thereafter maintain thereon a parking area and/or landscaping.

            H. RESTORATION. Whenever, under the foregoing provisions of this paragraph 17, LESSOR shall have the obligation to rebuild and repair all or any portion of the premises, other building or buildings and so to continue this Lease in full force and effect, the same shall be commenced upon the earlier of 1) sixty (60) days after LESSOR'S obligation so to do becomes fixed by the pro-visions of this paragraph 17; or 2) the date when any applicable insurance proceeds become available to LESSOR. LESSOR shall prosecute such rebuilding and repairing diligently and to the end that the premises, other building or buildings will be restored to substantially the same condition as before the occurrence of such damage. If, for any reason whatsoever, rebuilding and repairing is not completed within six (6) months after receipt of the applicable notices, unless LESSOR be prevented from complet-ing such rebuilding and repairing by causes or conditions beyond its control, then, and in either such events, LESSEE may, at its sole option, terminate this Lease by written notice to LESSOR of its intention to do so, upon the happening of which, rental shall be adjusted as of the date of termination, and LESSEE shall have no further rights hereunder.

17.1      CONDEMNATION FOR REPAIRS.

             A. The LESSOR agrees that if any authority condemns the Shopping Center or any part thereof, other than the premises, as being unsafe, or not in conformity with the applicable laws or regulations, the LESSOR, at its own cost and expense, will promptly make (or cause any other tenant who may be responsible therefor to make) such changes, alterations or repairs (struc-tural or non-structural) as may be necessary to comply with such laws and regulations, or with the requirements of the author-ity. If, during the time such changes, alterations or repairs are being performed under this subparagraph A., the premises are rendered unsuitable for occupancy and use by the LESSEE, the rent shall abate, and if only a portion of the premises is rendered unsuitable for such occupancy and use, then the rent shall abate proportionately.

            B. In the event the premises or any part thereof are con-demned as being unsafe or not in conformity with the applicable laws and regulations due to the LESSEE'S particular and specific use of the premises, (which condemnation would not have occurred under another, general use of the premises) or due to the defec-tive condition or use of supplies, materials, and/or equipment owned or used by LESSEE, or due to a defective condition of such common facilities or of any part of the premises LESSEE is required to maintain as herein provided, or due to any alteration or modification of the premises which has been made by LESSEE, then, and in that event, LESSEE, at its own cost and expense agrees to make such changes, alterations and repairs (structural or non-structural) in the building and equipment or the use of the same as may be necessary to comply with such laws and regula-tions, or with the requirements of the authority, but LESSEE shall be entitled to any condemnation award made to LESSEE in respect thereto. If, during the time such changes, alterations, and/or repairs are being performed (under this subparagraph B.) to the Shopping Center or to the premises, the premises are rendered untenantable for occupancy and use by LESSEE, the rent shall not abate.

18. CONDEMNATION. Upon LESSOR'S receipt of notice from any condemning authority of a proposed condemnation, LESSOR shall immediately notify LESSEE in writing. If all of the premises shall be taken under the right of eminent domain by any authority having the right of condemnation, or if a portion of the Shopping

         Center is so condemned as will prevent the practical use of the premises for LESSEE'S purposes, this Lease, and all obligations hereunder, shall terminate on the date title vests pursuant to such proceedings. In the event the proper judicial authority does not divide the award to compensate the separate loss of each party, the total award made in such proceedings shall be equit-ably distributed between the LESSOR and LESSEE, and if applic-able, other tenants occupying space in the Shopping Center; provided that if the parties cannot agree upon an equitable dis-tribution of such award, either party may petition a court of competent jurisdiction in the state where the premises are located for equitable distribution of such award, and in the event no such court has jurisdiction to determine an equitable distribution of such awards then either party may request arbi-tration under the terms hereinafter set forth. If such taking does not prevent the practical use of the premises for the pur-poses of the LESSEE, then this Lease shall continue in full force and effect, but the rent shall abate proportionately, and such other adjustments shall be made as shall be just and equitable.

             In any instance in this Agreement in which it is provided that a question is agreed to be determined by arbitration, the following procedure shall govern.

             The party desiring arbitration ("First Party") shall give written notice to that effect to the other party ("Second Party"), specifying in said notice the name and address of the person designated to act as arbitrator on its behalf. Within fifteen (15) days after the service of such notice, the Second Party shall give written notice to the First Party specifying the name and address of the person designated to act as arbitrator on its behalf. If the Second Party fails to notify the First Party of the appointment of its arbitrator, as aforesaid, within or by the time above specified, then the appointment of the second arbitrator shall be made in the same manner as is hereinafter provided for the appointment of a third arbitrator in a case where the two arbitrators are appointed hereunder and the parties are unable to agree upon such third appointment. The arbitrators so chosen shall meet within ten (10) days after the second arbi-trator is appointed, and if, within thirty (30) days after the second arbitrator is appointed, the said two arbitrators shall not agree upon the question in dispute, they shall themselves appoint a third arbitrator who shall be a competent and impartial person; and in the event of their being unable to agree upon such appointment within ten (10) days after the time aforesaid, the third arbitrator shall be selected by the parties themselves if they can agree thereon within a further period of fifteen (15) days. If the parties do not so agree, then either party, on behalf of both, may request such appointment by the presiding Judge of the Superior Court of Butte County. In the event of the failure, refusal, or inability of any arbitrator to act, a new arbitrator shall be appointed in its stead, which appointment shall be made in the same manner as hereinbefore provided for the appointment of such arbitrator so failing, refusing or unable to act. The decision of the arbitrators so chosen shall be given within a period of thirty (30) days after the appointment of such third arbitrator. The decision in which any two arbitrators so appointed and acting hereunder concur shall in all cases be bind-ing and conclusive upon the parties. Each party shall pay the fees and expenses of one of the two original arbitrators appointed by such party, or in whose stead as above provided, such arbitrator was appointed, and the fees and expenses of the third arbitrator and all other expenses, if any, shall be borne equally by both parties.

19. HOLDING OVER. Except as provided in paragraph 4, if LESSEE remains in possession of the premises after the expiration of this Lease, and without the execution of a new lease, it shall be deemed to be occupying the premises as a tenant from month-to-month, subject to all the conditions, provisions, and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy.

20.      SHOWING BY LESSOR.  LESSOR may, at any time within six
         (6) months before the expiration of this Lease, enter the prem-ises at all reasonable hours for the purpose of offering the premises for rent, subject to LESSEE'S rights, as set out in paragraph 5.

             LESSOR may show the premises at any time during the term of this Lease, on reasonable advance notice to LESSEE, during busi-ness hours, to prospective purchasers or lenders.

  21. RELATIONSHIP. Nothing contained herein shall be deemed or construed by the parties hereto, or by any third party, as creating the relation of principal and agent or of partnership or of joint venture between the parties hereto. It is understood and agreed that neither method of computation of rent, nor any other provision contained herein, nor any acts of the parties hereto creates a relationship other than the relationship of LESSOR and LESSEE.

  22. PARKING AREA. LESSOR agrees that at no time during the term of this Lease, will LESSOR modify in any manner the customer parking area, entrances and exits and service areas adjoining the premises without the consent of LESSEE, unless such modification is necessary by reason of government action. Any violation of this provision which shall continue for more than thirty
(30) days following written notice of violation to LESSOR shall entitle LESSEE either to treat such violation as a default with an option to cancel this Lease or to require proportionate reduction of rent, at LESSEE'S option. If a mortgagee (or beneficiary under deed of trust) has requested notice of default of LESSOR pursuant to the provisions of paragraph 25, notice shall also concurrently be furnished to such mortgagee.

  23. UTILITIES. LESSEE agrees to pay all electric current, water, gas, and other utility bills, as determined by separate meters for LESSEE'S space and use, provided however, that LESSEE shall be required to pay only its proportionate share of any such utility costs which are included within the common area mainte-nance expense for which reimbursement is required under paragraph 2 hereof. LESSOR, at its sole expense, will provide any and all utility meters, utility hook-up or connection fees or charges for all utilities to the premises.

  24.  LESSEE DEFAULT.

   A.  The occurrence of any of the following shall constitute a default by
       LESSEE:

       1) Failure to pay rent or additional rent when due, if the failure continues for ten (10) days after notice has been given to LESSEE.

       2) Failure to perform any other provision of this Lease if the failure to perform is not cured within thirty (30) days after notice has been given to LESSEE. If the default cannot reasonably be cured within thirty (30) days, LESSEE shall not be in default of this Lease if LESSEE commences to cure the default within said thirty
           (30) day period and diligently and in good faith continues to cure the default.

     Notices given under this paragraph shall specify the alleged default and the applicable lease provisions, and shall demand that LESSEE perform the provisions of this Lease or pay the rent that is in arrears, as the case may be, within the applicable period of time, or quit the premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless LESSOR so elects in the notice.

     The purpose of the notice requirements set forth in this paragraph is to extend the notice requirements of the unlawful detainer statutes of California; and the notice requirements of this paragraph and the notice requirements of said unlawful detainer statutes may be satisfied by the giving of one (1) notice which satisfies the longer of the two (2) notice requirements.

   B.  LESSOR'S remedies:

       1) In addition to all rights and remedies available to LESSOR at law or in equity, including but not limited to the remedies available to LESSOR pursuant to Sections 1951.2 and 1951.4 of the California Civil Code, LESSOR shall have the following remedies if LESSEE commits a default. These remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law;

       2) LESSOR can continue this Lease in full force and effect, and the Lease will continue in effect as long as LESSOR does not terminate LESSEE'S right to possession, and LESSOR shall have the right to collect rent when due. During the period LESSEE is in default, LESSOR can enter the premises and relet them, or any part of them, to third parties for LESSEE'S account. Reletting can be for a period shorter or longer than the remaining term of this

           Lease, provided, however, that LESSEE'S liability shall not exceed that which arises under this Lease. LESSEE shall pay to LESSOR the rent due under this Lease on the dates the rent is due, less the rent LESSOR receives from any reletting. No act by LESSOR allowed by this paragraph shall terminate this Lease unless LESSOR notifies LESSEE that LESSOR elects to terminate this Lease. After LESSEE'S default and for as long as LESSOR does not terminate LESSEE'S right to possession of the premises, if LESSEE obtains LESSOR'S consent, LESSEE shall have the right to assign or sublet its interest in this Lease; but LESSEE shall not be released from liability. LESSOR'S consent to a proposed assignment or subletting shall not be unreasonably withheld.

     If LESSOR elects to relet the premises as provided in this paragraph, rent that LESSOR receives from reletting shall be applied to the payment of:

           a) any indebtedness from LESSEE to LESSOR other than rent due from LESSEE;

           b) rent due and unpaid under this Lease. After deducting the payments referred to in this paragraph, any sum remaining from the rent LESSOR receives from reletting shall be held by LESSOR and applied in payment of future rent as rent becomes due under this Lease. In no event shall LESSEE be entitled to any excess rent received by LESSOR. If, on the date rent is due under this Lease, the rent received from the reletting is less than the rent due on that date, LESSEE shall pay to LESSOR the remaining rent due.

       3) LESSOR can terminate LESSEE'S right to possession of the premises at any time. No act by LESSOR other than giving notice to LESSEE shall terminate this Lease. Acts of maintenance, efforts to relet the premises, or the appointment of a receiver on LESSOR'S initiative to protect LESSOR'S interest under this Lease shall not constitute a termination of LESSEE'S right to possession. On termination, LESSOR has the right to recover from LESSEE:

           a) The worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of this Lease;

           b) The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds that amount of the loss of rent that LESSEE proves could have been reasonably avoided;

           c) the worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that LESSEE proves could have been reasonably avoided; and

           d) Any other amount, and court costs, necessary to compensate LESSOR for all detriment proximately caused by LESSEE'S default. The worth, at the time of the award, as used in a) and
               b) of this paragraph is to be computed by allowing interest at the maximum rate an individual is permitted by law to charge. The worth, at the time of the award, as referred to in
               c) of this paragraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

  25. LESSOR DEFAULT. The LESSOR further covenants with the LESSEE that if LESSOR shall fail to perform any provision of this Lease which requires the payment of money, and such failure shall continue for ten (10) days after notice has been given to LESSOR; or if LESSOR fails to perform any other provision of this Lease and such failure to perform is not cured within thirty (30) days after notice has been given to LESSOR (or if such default cannot reasonably be cured within thirty [30] days, if LESSOR fails either to commence to cure the default within said thirty [30] day period or to diligently and in good faith continue to cure said default) then, and in addition to the other remedies or courses of action now or hereafter provided by law, LESSEE may, at its option, among other things, cancel and annul this Lease, or remedy the condition or need referred to in such notice, or make the payment which LESSOR has not made, but should have made, or remedy the condition or need referred to in such notice and deduct LESSEE'S actual cost or the amount of the payment thereof from subsequent installments of rent.
In the event of any dispute between the parties as to the right of LESSEE to such deduction, LESSOR further covenants and agrees that it will not give LESSEE any notice of default or termination of this Lease unless LESSEE shall fail to pay to LESSOR the amount of any such deduction within ten (10) days after receipt of notice by LESSEE of a final and unappealable judgment with respect thereto in favor of LESSOR. If LESSEE elects, as permitted herein, to make an expenditure and deduct the same from subsequent installments of rent, LESSEE shall be required to deposit an amount equal to each such deduction in an interest-bearing account at a bank or savings and loan institution; such account shall require the signatures of LESSOR and LESSEE for any withdrawal. Interest earned on such account shall accrue for the benefit of the party (LESSOR or LESSEE) who ultimately prevails on the issue of whether such deduction was proper. If it is ultimately determined that any part of such deduction was proper (because such part of the expenditure for which such deduction was made was an obligation of LESSOR under this Lease), then LESSEE shall be entitled to receive, from the deposit account, the principal and interest attributable to said portion of such expenditure, and LESSOR shall pay to LESSEE the difference between:
1) the interest actually earned in such interest-bearing account with respect to said portion of such expenditure; and 2) the maximum amount of interest which an individual is permitted to charge under California law, for the period commencing with the date of such expenditure by LESSEE and terminating when such payment is made by LESSOR, based upon the principal amount of that part of such expenditure which has been so determined to be LESSOR'S obligation. If it is ultimately determined that any part of such deduction was improper (because such part of the expenditure for which such deduction was made was not an obligation of LESSOR under this Lease), then LESSOR shall be entitled to receive from the deposit account the principal and interest attributable to said portion of such expenditure, and LESSEE shall pay to LESSOR the difference between: i) the interest actually earned in such interest-bearing account with respect to said portion of such expenditure; and ii) the maximum amount of interest which an individual is permitted to charge under California law, for the period commencing with the date of such deduction by LESSEE and terminating when such payment is made by LESSEE, based upon the principal amount of that part of such expenditure which has been so determined not to have been LESSOR'S obligation.

     In the event that a mortgagee (or beneficiary under a deed of trust) holding a security interest in the premises shall have furnished written request to LESSEE, LESSEE, concurrent with furnishing any notice to LESSOR of an event which is alleged by LESSEE to constitute a default by LESSOR, or will constitute a default by LESSOR if not cured within a stated period of time, shall be furnished in duplicate to the address as requested by such secured lender. The mortgagee (or beneficiary under deed of trust) will be permitted to tender a cure in like manner as LESSOR is permitted hereunder provided such lender shall be granted additional time, not to exceed thirty
(30) days, to complete such cure.

     26. LEASE APPLIES ONLY TO BUSINESS ON PREMISES. It is understood that LESSEE is presently involved in numerous other activities at other locations. In this respect, it is not intended that the gross sales and other provisions of this Lease shall apply to the business activities of LESSEE or of any assignee or sublessee of LESSEE at other locations, but shall apply only to the business conducted on the premises, whether conducted thereon by LESSEE or by an assignee or sublessee of LESSEE, it being fully understood that the foregoing provisions are not intended to modify in any manner the responsibilities or obligations of LESSEE pursuant to paragraph 34 of this Lease.

     27. INSURANCE MAY BE PROVIDED BY SUBLESSEE OR ASSIGNEE. It is further understood that LESSEE at all times shall maintain insurance coverage it is required to carry hereunder for the benefit of LESSOR with a provision in such insurance that there will be no cancellation without at least thirty (30) days' written notice to LESSOR. Provided, however, that LESSEE may satisfy this insurance requirement through the maintenance of such insurance coverage for the benefit of LESSOR, as required in paragraph 9 above, by LESSEE or by an assignee or sublessee of LESSEE.

     28. EXCLUSIVE. LESSOR covenants that it will not permit any person other than the LESSEE to operate a retail grocery, meat, or produce store of any nature in the Shopping Center of which the premises are a part without first obtaining the LESSEE'S prior written consent, so long as there shall be the operation of a food supermarket containing not less than 40,000 square feet within the premises, provided, however, nothing herein shall result in the termination of such exclusive due to a temporary closing for a reasonable period of time, including such a closing as may occur for refurbishing, alterations, repairs in the event of casualty, or transfer of ownership of the supermarket. Notwithstanding the foregoing, LESSEE consents, in advance, to the following uses:

          A.        a specialty bake shop;

          B.        a delicatessen.

     29. ALTERATIONS OR ADDITIONS. The LESSEE shall have the right to make alterations or additions to the premises, provided such alterations or additions are at its sole cost and expense, and that such alterations or additions shall be of good workman-ship and material at least equal to that of the original construction, and that such alterations or additions neither shall reduce the size and strength of the existing building, nor adversely affect the market value of the premises; provided, however, that no alteration to any part of the premises which, under the terms of this Lease, LESSOR is required to maintain or repair, and no addition to the premises which, under the terms of this Lease, LESSOR would be required to maintain or repair, and no alterations or additions to the premises which shall cost more than Fifty Thousand Dollars ($50,000.00) shall be made by the LESSEE without the written consent of the LESSOR which consent shall not be unreasonably withheld. The LESSEE shall not be required to remove any alterations or additions as to which LESSEE has procured LESSOR'S written consent (which consent shall not be unreasonably withheld) or to restore the building to its original condition at the termination of this Lease. LESSEE shall, if requested to do so by LESSOR, remove any alterations or additions made to the premises by LESSEE without having procured LESSOR'S written consent, and in such event, LESSEE shall repair any damage to the premises caused by such removal.

     30. THIS PARAGRAPH INTENTIONALLY DELETED.

     31. THIS PARAGRAPH INTENTIONALLY DELETED.

     32. RESTRICTIONS ON USE. LESSOR and LESSEE each agree that the following uses shall not be permitted within the Shopping Center; including the demised premises:

     A) For entertainment purposes, such as: cinema, theater, skating rink, bowling alley, bar, tavern, discotheque, dance hall, amusement gallery, pool hall, health club, gym, massage parlor, or off-track betting facility;

     B) For the renting, leasing, sale of any motor vehicle including but not limited to: operation of any dealership relating to motorcycles, automobiles, trucks, and recreational vehicles, including trailers;

     C) For any non-retail purpose (the following are specifically recognized as not being non-retail: barber shops, insurance agencies, travel agencies, medical, veterinary, dental, or optometric facilities, beauty salons, banks, small loan offices, real estate offices and gasoline service stations, and the following, if incidental to retailing: other offices, storage, repairs, and alteration facilities).

     LESSOR agrees that, with respect to the real property which comprises the Shopping Center as depicted in Exhibit "A", the following additional restrictions will further apply:

     A) No restaurant shall be located within 200 feet from the front entrance of the premises;

     B) No office other than a travel agency or real estate firm, neither being larger than 2,000 square feet, shall be located within 250 feet of the front entrance;

     C) No training or educational facility shall be located within 200 feet of the front entrance to the premises.

     LESSEE agrees that, with respect to the demised premises, in addition to the uses restricted throughout the Shopper Center as before set forth, LESSEE will not utilize the premises for a restaurant, bar-restaurant, train-ing, or educational facility, offices, sporting goods store, for a business whose primary use is a yogurt shop, indoor ice cream shop, or for a pharmacy (apothecary or drug store or super drug store) or for the purpose of operating a home improvement center or for engaging in the sale of home improvement items including, but not limited to, lumber, building materials, indoor garden supplies, except that this restriction against the sale of home improvement items shall not apply to the premises to the extent that sales of such items are an incidental part of the business conducted within the premises. For the purposes of this paragraph such sales shall be deemed "incidental" if they do not exceed fifteen percent (15%) of the sales made from the store located within the premises.

     33. INITIAL USE AND RIGHT TO CLOSE STORE. LESSEE agrees that the initial use of the premises shall be for the operation of a supermarket. LESSOR agrees that nothing in this Lease shall be construed as compelling LESSEE to operate any particular type of business or to keep the store in or upon the premises open for business, and LESSEE shall have the privilege of closing said store at any time, provided LESSEE shall continue to pay the minimum monthly rental, additional rent, and other monetary obligations as set forth in this Lease.

     In the event that LESSEE permanently closes the store, LESSEE agrees to notify LESSOR in writing ninety (90) days in advance of such closing of its intent. LESSOR shall have one (1) year from its receipt of such notice in which to notify LESSEE of its intent to terminate the Lease. If LESSOR elects to terminate this Lease, then such termination shall be effective as of the date of LESSOR'S mailing to LESSEE of its notice of termination. If LESSOR does not terminate this Lease, or if LESSOR fails to notify LESSEE of its intention to terminate this Lease, within the above-described period, then, notwithstanding any contrary provision in paragraph 34 hereof, LESSEE may sublet the premises without the consent of LESSOR, for any lawful purpose other than for a purpose restricted as a use of the demised premises under the provisions of paragraph 32. After said one (1) year period, LESSOR shall have the continuing right to sublet the premises, so long as LESSEE has not entered into a prior sublease agreement.

     At any time that LESSOR subleases the premises pursuant to the provisions of this paragraph, this Lease shall immediately terminate and neither LESSOR nor LESSEE shall have any further rights or obligations hereunder.

     LESSOR may not terminate this Lease if LESSEE has temporarily closed the store, as defined hereinafter, provided LESSEE shall continue to pay the mini-mum monthly rental, additional rental, and comply with all other covenants of the Lease. Temporary closing of the store shall mean any closing for the following purposes or reasons:

     A. the discontinuance of business at the store by any sublessee or assignee of LESSEE, provided, however, LESSEE is with due diligence attempting to secure another sublessee or assignee; provided, however, that such discontinuance shall constitute a temporary (as opposed to a permanent closing) only for a period of six (6) months; such a dis-continuance shall, commencing with the seventh (7th) month, constitute a permanent closing, entitling LESSOR to terminate this Lease within the following one (1) year period, as hereinabove provided;

     B.  damage or destruction pursuant to Article 17 of the Lease;

     C.  condemnation pursuant to Article 17.1 of the Lease;

     D. refixturing of the premises, provided same be undertaken with due diligence;

     E. alterations to the premises pursuant to paragraph 29 of the Lease, provided same be undertaken with due diligence;

     F. the widening or improvement of any roadway adjoining the Shopping Center to the extent same is permitted pursuant to the Lease;

     G. closing of the common and delivery areas to prevent a dedication by LESSOR of same to any governmental unit; and

     H. any bankruptcy action pursuant to the Federal Bankruptcy Act, as same may be changed from time to time, filed by or against any sublessee or assignee.

     Any other closing of the store for a period in excess of thirty (30) days shall be deemed to be a permanent closing of the store.

     34. SUBLET OR ASSIGN. The LESSEE shall have the right, during the term of this Lease, to sublet all or a portion of the premises, or to assign this Lease, either in whole or in part, but no such subletting or assignment shall release the LESSEE from any of the obligations under the terms of this Lease, and the LESSOR shall, at all times, have the right to look to the LESSEE for the performance of all of the covenants to be performed on the part of the LESSEE. Provided, however, that:

     1) if the assignment or sublease is for retail grocery store purposes, then, effective the first day of the first month of the effective date of such subletting or assignment, the minimum annual rent, payable under paragraph 6.A. hereof, shall be adjusted to an amount equal to ninety percent (90%) of the average annual total of minimum rent plus percentage rent payable by LESSEE pursuant to paragraphs 6.A. and 6.B. hereof for the three (3) years next preceding the effective date of such subletting or assignment; and

     2) any assignment or subletting for any use of the premises other than that of a retail grocery store shall be sub-ject to LESSOR'S approval, which shall not be unreasonably withheld. Provided, further, that in such latter event, the following rules shall apply:

        A. any such proposed assignment or sublease shall be reduced to writing, signed by the proposed assignee or sublessee and by LESSEE;

        B. such written instrument shall expressly state that it is entered into subject to the rights of LESSOR, as set forth in this para-graph, and that if LESSOR elects to cancel this Lease, the parties thereto recognize and agree that neither LESSEE nor said proposed assignee or sublessee shall have any further rights or duties under said written agreement, which shall terminate upon the termination of this Lease;

        C.  LESSEE shall furnish a copy of said instrument to LESSOR;

        D. LESSOR shall have the option, exerciseable by LESSOR furnishing written notice of exercise thereof to LESSEE within sixty (60) days after LESSOR'S receipt of a copy of such instrument, to terminate this Lease. If LESSOR so elects to terminate this Lease, neither LESSOR nor LESSEE shall have any further rights or duties here-under;

        E. if LESSOR fails to exercise such option within said sixty (60) day period, then the agreement between

            LESSEE and said proposed assignee or sublessee shall be effective in accordance with the terms and provisions set forth in such instrument. If LESSEE and such proposed assignee or sublessee do not enter into an agreement on the same terms as were contained in the instrument furnished to LESSOR, then LESSOR'S sixty (60) day option rights shall begin anew with respect to any different terms proposed to be entered into between LESSEE and said (or any new) proposed assignee or sublessee;

        F. if LESSOR exercises the option to terminate this Lease, as herein provided, then LESSOR shall be free to negotiate or contract (or refrain from negotiating or contracting) with such proposed assignee or sublessee, as LESSOR deems appropriate.

     35. LESSOR'S WAIVER. LESSOR agrees that none of the property, including food, supplies, merchandise, inventory, furniture, fixtures, machinery, equip-ment, cash or any proceeds therefrom that are placed upon or permitted to be upon the premises by LESSEE, or any of LESSEE'S sub-tenants, assigns, or succe-ssors, during the term of this Lease or any renewal thereof, shall be subject to or liable for levy or distress or any legal process whatsoever for the collection of rent for the premises. In the event there is a mortgage on the premises, the LESSOR shall obtain the same waiver from the mortgagee.

     36. NOTICES AND DELIVERY OF ITEMS SENT BY MAIL. Any notice required or desired to be given to either party shall be in writing and be sent by first-class mail, postage prepaid. Any such notice to the LESSOR shall be addressed to it as follows:

                            DOUGLAS W. BRADFORD
                            2694 BISHOP DRIVE
                            SUITE 202
                            SAN RAMON, CALIFORNIA 94583

     Any such notice to the LESSEE shall be addressed to it at 1231 Colusa Avenue, Yuba City, California 95991. The address of either party may be changed by written notice thereof to the other party.

     With respect to all notices and all other items, including rental, which may be or are required to be sent by mail, registered or otherwise, the placing of any such item in the United States mail, being properly addressed, postage prepaid by the sender, shall constitute delivery to the other party unless other provisions of this Lease specifically state to the contrary as to what constitutes delivery of said item.

     37. CAPTIONS. Any headings preceding the text of the several paragraphs and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Lease, nor shall they affect its meaning, construction or effect.

     38. ADVANCE POSSESSION FOR FIXTURE INSTALLATION. Provided LESSEE shall have taken out and is then maintaining, in full force and effect, all insurance required to be provided by LESSEE hereunder, LESSEE shall have the privilege rent free of entering the premises for the purpose of installing its store and trade fixtures, storing its first items of equipment and otherwise preparing the premises for LESSEE'S occupancy prior to the rent commencement date.

     When the performance of the LESSOR'S work has proceeded to the point where LESSEE can commence any portion of its work and the installation of LESSEE'S trade fixtures, furniture and equipment in the premises, in accordance with good construction practice together with adequate security of the premises, be commenced, LESSOR shall notify LESSEE to that effect.
LESSEE agrees to install its trade fixtures and equipment in the premises in a prompt and expeditious manner so as not to delay LESSOR in readying the premises for occupancy at the earliest possible date referred to hereinabove.

     LESSEE further agrees not to engage any persons in the installation of such fixtures and equipment which would result in a work stoppage by employees of the general contractor or any subcontractor engaged readying the premises for occupancy.

     39. SUBORDINATION. LESSEE agrees that this Lease shall be subordinate to any mortgage that may hereafter be placed upon the premises and to all renewals and extensions thereof provided that a) the mortgagee named in such mortgage shall agree to recognize this Lease in the event of foreclosure if the LESSEE is not then in default, b) in the event the premises are damaged or destroyed at a time when neither LESSOR nor LESSEE are in default under the terms of this Lease, and LESSOR is not in default under the terms of any such mortgage, any insurance proceeds that are available under the insurance policy(s) hereinabove required to be maintained under paragraph 16 are first applied to repair, replace or rebuild the premises so damaged or destroyed, if LESSOR and/or LESSEE under the terms of paragraph 17 above, either are required to elect to repair, replace or rebuild the premises, and
c) any proceeds from condemnation awarded to LESSEE and/or its sublessee under paragraph 17.1 and paragraph 18 above shall be the sole property of LESSEE and/or its sublessee. If requested by LESSOR to do so, LESSEE shall execute and deliver to any prospective lender of LESSOR, an Estoppel Certificate which shall, to the extent applicable at the time of such request, be in the form of Exhibit "C" attached hereto and made a part hereof.

     40. BINDING EFFECT. This agreement shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successors and assigns.

     41. MERGER. This agreement contains the entire agreement of the parties hereto, both written and oral, and shall not be amended, altered or otherwise modified except in writing signed by the parties.

     42. TIME. Time is of the essence in the performance of all obligations of LESSOR and LESSEE hereunder for which a time of performance is specified.

     43. CHOICE OF LAWS. This agreement shall be construed under and in accordance with the laws of the State of California, and all obligations of the parties created hereunder are performable in Butte County, California.

     44. EXCLUSION FROM GROSS SALES. Notwithstanding any contrary provision in this lease, for the purpose of calculating the percentage rent payable hereunder, no portion of the retail price of tickets or shares sold at the leased premises pursuant to the California State Lottery Act in connection with any Lottery Game authorized by the California State Lottery Commission shall be included in the determination of the amount of sales made at said premises. PROVIDED, however, that if the portion of the retail price of such tickets or shares which LESSEE is entitled to retain ("LESSEE'S COMMISSION") is increased to a portion in excess of five percent (5%) of the retail price thereof, then LESSOR may, at its expense, perform an investigation to determine whether, after consideration of LESSEE'S costs of administering the sale of such lottery tickets or shares, LESSEE enjoys a net profit on such sales. LESSEE shall be entitled to participate in such investigation. If it is determined that such a profit is being achieved, the portion of LESSEE'S COMMISSION which results in such profit shall be included in gross sales, commencing on the first day of the first month after such determination is made, for the purpose of calculating the percentage rent payable hereunder.

     45. SUBDIVISION OF SHOPPING CENTER. LESSEE agrees that LESSEE will cooperate with LESSOR should LESSOR determine to cause to be recorded a subdivision or parcel map for the Shopping

Center; the expense of such subdivision or parcel map to be that of LESSOR and subject to approval of LESSEE, which approval shall not be unreasonably withheld if documentation is presented to LESSEE including a reciprocal easement agreement which provides terms such that there is provided provision for common management of the Shopping Center, mutual easements between the parties as required for the operation of the Shopping Center, and restrictions consistent with the terms of this Lease. provided, however, that no such reciprocal easement agreement shall have the effect of relieving LESSOR of its duties hereunder, except that performance of such duties by any other person shall, to that extent, constitute performance by LESSOR of such duties.

     46. RECIPROCAL EASEMENT AGREEMENT. LESSEE agrees to review and not unreasonably withhold execution of a reciprocal easement agreement ("REA") suitable for placing, of record, provision for mutual easements for use of the common area, provisions for management should ownership of portions of the Shopping Center be separated, and provisions for restrictions upon use consistent with the provisions of this Lease. The obligation of LESSEE to approve and join in the execution of any such REA is further subject to the requirement that the terms and provisions thereof are such as to fully protect LESSEE'S rights under this Lease, and not to impose any additional obligations or costs on LESSEE. Such REA shall further provide that LESSEE shall be a required party to any subsequent modification or termination of such REA.

     47. SALE OF PREMISES BY LESSOR. In the event of any sale, exchange, or other transfer of the premises by LESSOR of this Lease, LESSOR shall be entirely relieved of all liability under the terms, covenants and conditions set forth in this Lease arising out of any act or omission occurring after assignment of this Lease provided that the assignee assumes, in a writing delivered to LESSEE, LESSOR'S covenants and obligations arising after the date of such assignment. LESSEE shall attorn to such new LESSOR. Upon ten
(10) days prior written notice from LESSOR, LESSEE shall, from time to time, execute and deliver to LESSOR or any person designated by LESSOR, an estoppel certificate stating the current status of the material provisions of this Lease. Any such statement may be relied upon by any purchaser or other transferee of the premises.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Lease as of the date and year first above written.

                                      LESSOR

                                      /s/ Douglas W. Bradford
                                      __________________________________
                                      Douglas W. Bradford



                                      LESSEE

                                      NETCO FOODS, INC.,
                                      a California corporation


                                         /s/ Steve G. Nettleton
                                      By________________________________
                                        Steve G. Nettleton, President

     The commencement date of this Lease, as provided in paragraph ______, page ____ hereof, is agreed to be the ___ day of _______________, 198_.



                                      LESSOR

                                      __________________________________
                                      Douglas W. Bradford



                                      LESSEE

                                      NETCO FOODS, INC.,
                                      a California corporation

                                      By________________________________
                                      Steve G. Nettleton, President

STATE OF CALIFORNIA  )
                     ) ss.
COUNTY OF ___________)

         On this the _____ day of _______________19__, before me,
the undersigned Notary Public in and for said State, personally appeared DOUGLAS W. BRADFORD, personally known to me or proved to me on the basis of satisfactory evidence, to be be the person who executed the within instrument and acknowledged to me that he executed the same.

         WITNESS my hand and official seal.

                                    ____________________________
                                          NOTARY PUBLIC


STATE OF CALIFORNIA  )
                     ) ss.
COUNTY OF____________)

         On this the _____ day of _______________, 198_, before me, the undersigned Notary Public in and for said State, personally appeared STEVE G. NETTLETON, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as President of NETCO FOODS, INC., on behalf of said corporation, and acknowledged to me that the corporation executed the same.

        WITNESS my hand and official seal.

                                    ____________________________
                                          NOTARY PUBLIC

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                               DOOR SCHEDULE

AUTOMATIC ENTRANCE             -  Stanley automatic doors, Dura Glide
DOORS                             2000.  Bi-part package with transom and
                                  fixed sidelight door package #2272.

STORAGE                        -  Openings 5'0" or wider:  to be 2
                                  double-acting alum. doors with vision
                                  panels and jam guards.

                               -  Openings 4'0" wide:  to be 2 double-
                                  acting alum. doors with vision panels.

                               -  Openings 3'0" and narrower:  to be
                                  single double-acting door with vision
                                  panel.

RESTROOMS                      -  Solid-core wood doors.  If restrooms
                                  are handicap restrooms, doors must meet
                                  code.

OFFICES                        -  Solid-core wood doors.

MEAT PROCESSING                -  N.I.C.

EMPLOYEES' LOUNGE              -  If door is indicated on plan, use
                                  double alum. door with vision panels.

SINGLE DOOR RECEIVING          -  1 3/4" thick 16 Ga. steel door with
                                  lock bar.

INCIN. FEED ROOM               -  1 3/4" thick 2 Hr. rated steel fire
                                  door with fuse link.

REAR RECEIVING                 -  20 Ga. roll-up slat door or 1 3/4"
                                  thick 16 Ga. steel doors with lock bars.

BUILDING OPENINGS FOR          -  8'0" wide x 10'0" high masonry
OUTSIDE COOLER AND                openings.
FREEZER

BAKE-OFF                       -  2 double-acting alum. doors with vision
                                  panels.

MECH. ROOM                     -  1 3/4" thick 16 Ga. steel doors with
                                  lock bars.

NOTE:     1.  Sizes of doors as indicated on Lessee's fixture layout.
          2. Steel receiving doors to the outside swinging in or out should be provided with adjustable sweeps. No thresholds are to be installed on these doors.
          3. Building opening dimensions are for 14'0" coolers with 6' x 9' doors. Smaller coolers with smaller doors will need smaller openings.

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                            ESTOPPEL CERTIFICATE


REAL PROPERTY:  SEE LEGAL DESCRIPTION (attached hereto as Exhibit "l" and made a part hereof)

LEASE: BUILD AND LEASE AGREEMENT dated ______________ (attached hereto as Exhibit "2" and made a part hereof)

PARTIES:        LESSOR: ______________________________________

                LESSEE:    NETCO FOODS, INC., a California corporation


     The undersigned, as LESSEE, hereby confirms the following:

     1.  ____________________________________ ("MORTGAGEE") has advised
LESSEE that it proposes to make a mortgage loan to _______________________, a California Limited Partnership ("LESSOR"), to be secured by a Mortgage or Deed of Trust covering the aforesaid tract of land and all of LESSOR'S improvements thereon and a security interest in all of the LESSOR'S personal property thereon or used in connection therewith and to be further secured by assignment of said Lease Agreement. MORTGAGEE has further advised LESSEE that LESSOR has entered into a written agreement pursuant to which it will assign all of its

                                  EXHIBIT "C"
rights, title, and interest in said Lease Agreement and the said REAL PROPERTY of which the leasehold is a part, to MORTGAGEE. LESSEE hereby consents to the aforementioned assignment of said Lease Agreement, by the LESSOR to MORTGAGEE as security for the mortgage loan, to be made with the understanding that the personal property of the LESSEE or of its sublessee shall not be subject to or liable to levy or distress or any legal process whatsoever for the collection of any amount becoming payable to MORTGAGEE in connection with said mortgage loan.

    2. LESSEE has entered into a certain Lease Agreement with respect to the above described real estate.

    3. The improvements and space required to be furnished according to the terms of said Lease Agreement have yet to be constructed and furnished in accordance with said Lease Agreement, and upon completion of said improvements and space, LESSEE shall furnish to MORTGAGEE, LESSEE'S punch list, to be marked Exhibit "3" and to be attached hereto and to be incorporated herein at that time.

    4. Said Lease Agreement has not been modified, altered or amended or assigned except as hereinabove referenced.

    5. There are no off-sets or credits against rental as of this date, except as may be set forth in Exhibit "4" attached hereto and incorporated herein, nor have rentals been prepaid except as provided by the terms of said Lease Agreement.

    6. Rentals commence to accrue on the Commencement Date endorsed at the end of said Lease Agreement unless a Rent Com-mencement Date appears at paragraph 6.A.(1) of said Lease Agreement.
The primary lease term expires twenty (20) years from the Commencement Date set forth in paragraph 4 of said Lease Agreement. Minimum monthly installments of rent (excluding additional rent provided in Paragraph 6B) of said Lease Agreement are as set forth in said Lease Agreement.

    7. LESSEE has no notice of a prior assignment, hypothecation or pledge of rents or said Lease Agreement, except as herein referenced.

    8. LESSEE agrees that in the event of a default by said LESSOR in the performance of any obligation to be performed by said LESSOR under said Lease Agreement, LESSEE will, prior to terminating said Lease Agreement, or exercising any other remedies available to it thereunder, provide MORTGAGEE a copy of any and all notices of default sent to LESSOR, wherein MORTGAGEES hall have the same rights and privileges, but not the obligation, of LESSOR to cure said defaults of LESSOR under the terms of said Lease Agreement.

    9. LESSEE agrees that upon proper written notification from MORTGAGEE of a default by LESSOR in the payment of LESSOR'S indebtedness to MORTGAGEE, and upon LESSEE'S receipt of a presently effective assignment of said lease (or the rents becoming due thereunder) to MORTGAGEE, executed by LESSOR, that LESSEE will thereafter pay all subsequent installments of rent thereinafter coming due under said Lease Agreement, to MORTGAGEE, as the holder of the indebtedness, so long as (a) MORTGAGEE, as holder, together with LESSOR, agree to hold LESSEE and its sublessee harmless from any liability and for all costs, including reasonable attorney's fees, that may be incurred on the part of LESSEE or its sublessee to protect its leasehold interest rights under said Lease Agreement arising and due to any dispute between MORTGAGEE, as holder, and LESSOR on any contestment as to the rents or on any foreclosure proceedings and (b) MORTGAGEE has provided such reasonable legal documentation as LESSEE may request from MORTGAGEE.

    10. Said Lease Agreement shall be subject and subordinate to the lien of MORTGAGEE'S mortgage referred to above to the full extent of the principal sum secured thereby and interest thereon, and to all renewals, modifications, consolidations, replacements and extensions thereof so long as MORTGAGEE first provides to LESSEE a written agreement that provides as follows:

         (i) As long as LESSEE performs its obligations under the Lease Agreement, no foreclosure of, deed given in lieu of foreclosure of, or sale under MORTGAGEE'S mortgage, and no steps or procedures taken under said mortgage shall affect LESSEE'S rights under the Lease Agreement.

        (ii) The provisions of said Lease Agreement concerning repair, replacements, rebuilding, due to damage or destruction, of the premises (and any other building or buildings or other improvements in the shopping center, if any, of which the demised premises is a part) shall prevail over any conflicting provisions in the mortgage, and the proceeds of any insurance carried by LESSOR which cover such damage or destruction shall be available for such repair, replacement, or rebuilding notwithstanding any contrary provisions in said mortgage; provided, however that MORTGAGEE shall have the right to hold and disburse any such insurance proceeds for the purpose of accomplishing such repair, replacement, or rebuilding, to the extent provided for in the mortgage.

       (iii) The provisions of said Lease Agreement and this Estoppel Certificate concerning the disposition of any condemnation award shall prevail over any conflicting provisions in the mortgage.

        (iv) MORTGAGEE agrees that LESSEE shall not be bound by any renewal, modification, consolidation, or replacement of said mortgage unless and until LESSEE has received written notice and a copy thereof.

    11. In the event MORTGAGEE succeeds to the interest of LESSOR under said Lease Agreement, during the original or any renewed term of said Lease Agreement, LESSEE agrees to attorn to MORTGAGEE, or any party lawfully representing its interest or acting for its benefit (so long as LESSEE has received prior written notice of the fact that any such party is representing MORTGAGEE'S interest or acting for MORTGAGEE'S benefit) and that such party has agreed to be bound by and to accept the responsibilities and obligations of said Lease Agreement, and to be bound by, and perform all of the obligations and conditions imposed upon LESSOR by said Lease Agreement.

    12. In the event MORTGAGEE succeeds to the interest of LESSOR under said Lease Agreement, as a result of any foreclosure on said mortgage by MORTGAGEE, LESSEE agrees that MORTGAGEE shall not be bound by any rent which LESSEE might have paid for more than the current month to LESSOR or any other lessor prior to MORTGAGEE, which payments were made subsequent to LESSEE'S receipt of written notice of the date on which MORTGAGEE succeeded to LESSOR'S interest under said Lease Agreement.

    13. Except for the amendments, modifications, and assignment stated above, if any, LESSEE agrees that MORTGAGEE shall not be bound by any other amendment, modification, or assignment of said Lease Agreement, made without its consent, unless such consent is unreasonably withheld in which case this Paragraph 13 shall be null and void.

    14. This Estoppel Certificate shall not be effective and binding upon LESSEE until such time as LESSEE receives written notification from MORTGAGEE that MORTGAGEE has made said mortgage loan to LESSOR and the date on which said mortgage loan was made. The subordination provisions of Paragraph 10 hereof shall not be effective unless and until LESSEE receives the written agreement of MORTGAGEE which is described in Paragraph 10 hereof.

    15. This Estoppel Certificate shall not be binding upon LESSEE as regards any subsequent successors or assigns of MORTGAGEE unless LESSEE is first notified in writing and consents to be bound.

    16. Except as hereinabove set forth, LESSEE does not waive, alter, amend, or otherwise modify any rights or remedies it has under said Lease Agreement.

    17. The representations and agreements herein contained shall be binding upon the LESSEE and LESSEE'S respective successors and assigns and shall inure to the benefit of MORTGAGEE, as holder of the indebtedness secured by assignment of said Lease Agreement.


    Dated this 25th day of May 1988.

                                  NETCO FOODS, INC.,
                                  a California corporation


                                  By /s/ Steve G. Nettleton
                                     ---------------------------------------
                                     Steve G. Nettletton, President

         DESCRIPTION

         ALL THAT CERTAIN REAL PROPERTY SITUATE IN THE STATE OF
         CALIFORNIA, COUNTY OF BUTTE, CITY OF CHICO, DESCRIBED AS FOLLOWS:


         LOT 4, AS SHOWN ON THAT CERTAIN MAP ENTITLED, "CHICO INDUSTRIAL SUBDIVISION", WHICH MAP WAS RECORDED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF BUTTE, STATE OF CALIFORNIA, ON JULY 6, 1965, IN BOOK 34 OF MAPS, AT PAGE(S) 7, 8 AND 9.

         EXCEPTING THEREFROM THAT PORTION DEEDED TO THE STATE OF
         CALIFORNIA, DESCRIBED AS FOLLOWS:

         BEGINNING AT A POINT WHICH IS THE INTERSECTION OF THE EAST LINE OF LOT 2, AS SHOWN ON SAID MAP, WITH THE WESTERLY LINE OF STATE HIGHWAY ROUTE 99, SAID POINT BEING DISTANT 90.00 FEET SOUTHWESTERLY MEASURED AT A RIGHT ANGLE FROM THE BASE LINE AT ENGINEER'S STATION (C-1) 488+87.54 OF THE DEPARTMENT OF PUBLIC WORKS SURVEY ON ROAD 03-BUT-99 FROM POST MILE 30.0 TO 37.3; THENCE FROM SAID POINT OF BEGINNING NORTH 32 DEG. 24' 21" WEST,
         718.93 FEET; THENCE ALONG A TANGENT CURVE TO THE LEFT, HAVING A RADIUS OF 2940.00 FEET, THROUGH AN ANGLE OF 2 DEG. 25' 14", AN ARC DISTANCE OF 124.21 FEET TO A POINT OF COMPOUND CURVE; THENCE ON A CURVE TO THE LEFT, WITH A RADIUS OF 815.00 FEET, THROUGH AN ANGLE OF 25 DEG. 39' 46", AN ARC DISTANCE OF 365.04 FEET; THENCE NORTH 60 DEG. 29' 31" WEST, 603.28 FEET; THENCE NORTH 85 DEG. 37' 47" WEST, 152.81 FEET; THENCE SOUTH 80 DEG. 00' 30" WEST, 188.24
         FEET TO A POINT ON THE SOUTH LINE OF 20TH STREET, AS SHOWN ON SAID MAP OF "CHICO INDUSTRIAL PARK"; THENCE ALONG SAID SOUTH LINE OF 20TH STREET ON A CURVE TO THE LEFT, TANGENT TO A LINE BEARING NORTH 79 DEG. 40' 52" EAST, HAVING A RADIUS OF 642.00 FEET, THROUGH AN ANGLE OF 15 DEG. 22' 20", AN ARC DISTANCE OF 172.25 FEET; THENCE CONTINUING ALONG SOUTH LINE OF 20TH STREET, SOUTH 30 DEG. 29' 31" EAST, 2.33 FEET; THENCE NORTH 68 DEG. 31' 52" EAST,
         114.77 FEET; THENCE NORTH 64 DEG. 28' 40" EAST, 461.74 FEET TO THE INTERSECTION OF THE SOUTHERLY LINE OF SAID 20TH STREET WITH THE WESTERLY LINE OF STATE HIGHWAY ROUTE 99; THENCE ALONG SAID WESTERLY LIKE SOUTH 30 DEG. 29' 31" EAST, 1766.67 FEET TO THE POINT OF BEGINNING.

         ALSO EXCEPTING ALL MINERALS, OIL, GAS AND OTHER HYDROCARBON SUBSTANCES BELOW A DEPTH OF 500 FEET AND ALL GEOTHERMAL RIGHTS BELOW A DEPTH OF 250 FEET OF SAID REAL PROPERTY WITHOUT THE RIGHT OF SURFACE ENTRY.

         ALSO EXCEPTING THEREFROM THOSE PORTIONS DEEDED TO THE CITY OF CHICO, BY DEEDS RECORDED APRIL 28, 1980, IN BOOK 2510, PAGE 195, OFFICIAL RECORDS, AND RECORDED MAY 15, 1980, IN BOOK 1515 PAGE 276, OFFICIAL RECORDS.

         DESCRIPTION

         ALL THAT CERTAIN REAL PROPERTY SITUATE IN THE STATE OF
         CALIFORNIA, COUNTY OF BUTTE, CITY OF CHICO, DESCRIBED AS FOLLOWS:

         L0T 9, AS SHOWN ON THAT CERTAIN MAP ENTITLED, "CHICO INDUSTRIAL SUBDIVISION", WHICH MAP WAS RECORDED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF BUTTE, STATE OF CALIFORNIA, ON JULY 6, 1965, IN BOOK 34 OF MAPS, AT PAGE(S) 7, 8 AND 9.

         EXCEPTING THEREFROM THAT PORTION DEEDED TO THE STATE OF
         CALIFORNIA, DESCRIBED AS FOLLOWS:

         BEGINNING AT A POINT WHICH IS THE INTERSECTION OF THE EAST LINE OF LOT 2, AS SHOWN ON SAID MAP, WITH THE WESTERLY LINE OF STATE HIGHWAY ROUTE 99, SAID POINT BEING DISTANT 90.00 FEET SOUTHWESTERLY MEASURED AT A RIGHT ANGLE FROM THE BASE LINE AT ENGINEER'S STATION (C-1) 488+87.54 OF THE DEPARTMENT OF PUBLIC WORKS SURVEY ON ROAD 03-BUT-99 FROM POST MILE 30.0 TO 37.3; THENCE FROM SAID POINT OF BEGINNING NORTH 32 DEG. 24' 21" WEST, 718-93 FEET; THENCE ALONG A TANGENT CURVE TO THE LEFT, HAVING A RADIUS OF 2940.00 FEET, THROUGH AN ANGLE OF 2 DEG. 25' 14", AN ARC DISTANCE OF 124.21 FEET TO A POINT OF COMPOUND CURVE; THENCE ON A CURVE TO THE LEFT, WITH A RADIUS OF 815.00 FEET, THROUGH AN ANGLE OF 25 DEG. 39' 46", AN ARC DISTANCE OF 365.04 FEET; THENCE NORTH 60 DEG. 29' 31" WEST, 603.28 FEET; THENCE NORTH 85 DEG. 37' 47" WEST, 152.81 FEET; THENCE SOUTH 80 DEG. 00' 30" WEST, 188.24
         FEET TO A POINT ON THE SOUTH LINE OF 20TH STREET, AS SHOWN ON SAID MAP OF "CHICO INDUSTRIAL PARK"; THENCE ALONG SAID SOUTH LINE OF 20TH STREET ON A CURVE TO THE LEFT, TANGENT TO A LINE BEARING NORTH 79 DEG. 40' 52" EAST, HAVING A RADIUS OF 642.00 FEET, THROUGH AN ANGLE OF 15 DEG. 22' 20", AN ARC DISTANCE OF 172.25 FEET; THENCE CONTINUING ALONG SOUTH LINE OF 20TH STREET, SOUTH 30 DEG. 29' 31" EAST, 2.33 FEET; THENCE NORTH 68 DEG. 31' 52" EAST,
         114.77 FEET; THENCE NORTH 64 DEG. 28' 40" EAST, 461.74 FEET TO THE INTERSECTION OF THE SOUTHERLY LINE OF SAID 20TH STREET WITH THE WESTERLY LINE OF STATE HIGHWAY ROUTE 99; THENCE ALONG SAID WESTERLY LINE SOUTH 30 DEG. 29' 31" EAST, 1766.67 FEET TO THE POINT OF BEGINNING.

         ALSO EXCEPTING ALL MINERALS, OIL, GAS AND OTHER HYDROCARBON SUBSTANCES BELOW A DEPTH OF 500 FEET AND ALL GEOTHERMAL RIGHTS BELOW A DEPTH OF 250 FEET OF SAID REAL PROPERTY WITHOUT THE RIGHT OF SURFACE ENTRY.

         ALSO EXCEPTING THEREFROM THOSE PORTIONS DEEDED TO THE CITY OF CHICO, BY DEEDS RECORDED APRIL 28, 1980, IN BOOK 2510, PAGE 195, OFFICIAL RECORDS, AND RECORDED MAY 15, 1980, IN BOOK 1515, PAGE 276, OFFICIAL RECORDS.

         DESCRIPTION

         ALL THAT CERTAIN REAL PROPERTY SITUATE IN THE STATE OF
         CALIFORNIA, COUNTY OF BUTTE, CITY OF CHICO, DESCRIBED AS FOLLOWS:


         L0T 9, AS SHOWN ON THAT CERTAIN MAP ENTITLED, "CHICO INDUSTRIAL SUBDIVISION", WHICH MAP WAS RECORDED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF BUTTE, STATE OF CALIFORNIA, ON JULY 6, 1965, IN BOOK 34 OF MAPS, AT PAGE(S) 7, 8 AND 9.

         EXCEPTING THEREFROM THAT PORTION DEEDED TO THE STATE OF
         CALIFORNIA, DESCRIBED AS FOLLOWS:

         BEGINNING AT A POINT WHICH IS THE INTERSECTION OF THE EAST LINE OF LOT 2, AS SHOWN ON SAID MAP, WITH THE WESTERLY LINE OF STATE HIGHWAY ROUTE 99, SAID POINT BEING DISTANT 90.00 FEET SOUTHWESTERLY MEASURED AT A RIGHT ANGLE FROM THE BASE LINE AT ENGINEER'S STATION (C-1) 488+87.54 OF THE DEPARTMENT OF PUBLIC WORKS SURVEY ON ROAD 03-BUT-99 FROM POST MILE 30.0 TO 37.3; THENCE FROM SAID POINT OF BEGINNING NORTH 32 DEG. 24' 21" WEST,
         718.93 FEET; THENCE ALONG A TANGENT CURVE TO THE LEFT, HAVING A RADIUS OF 2940.00 FEET, THROUGH AN ANGLE OF 2 DEG. 25' 14", AN ARC DISTANCE OF 124.21 FEET TO A POINT OF COMPOUND CURVE; THENCE ON A CURVE TO THE LEFT, WITH A RADIUS OF 815.00 FEET, THROUGH AN ANGLE OF 25 DEG. 39' 46", AN ARC DISTANCE OF 365.04 FEET; THENCE NORTH 60 DEG. 29' 31" WEST, 603.28 FEET: THENCE NORTH 85 DEG. 37' 47" WEST, 152.81 FEET; THENCE SOUTH 80 DEG. 00' 30" WEST, 188.24
         FEET TO A POINT ON THE SOUTH LINE OF 20TH STREET, AS SHOWN ON SAID MAP OF "CHICO INDUSTRIAL PARK"; THENCE ALONG SAID SOUTH LINE OF 20TH STREET ON A CURVE TO THE LEFT, TANGENT TO A LINE BEARING NORTH 79 DEG. 40' 52" EAST, HAVING A RADIUS OF 642.00 FEET, THROUGH AN ANGLE OF 15 DEG. 22' 20", AN ARC DISTANCE OF 172.25 FEET; THENCE CONTINUING ALONG SOUTH LINE 0F 20TH STREET, SOUTH 30 DEG. 29' 31" EAST, 2.33 FEET; THENCE NORTH 68 DEG. 31' 52" EAST,
         114.77 FEET; THENCE NORTH 64 DEG. 28' 40" EAST, 461.74 FEET TO THE INTERSECTION OF THE SOUTHERLY LINE OF SAID 20TH STREET WITH THE WESTERLY LINE OF STATE HIGHWAY ROUTE 99; THENCE ALONG SAID WESTERLY LINE SOUTH 30 DEG. 29' 31" EAST, 1766.67 FEET TO THE POINT OF BEGINNING.

         ALSO EXCEPTING ALL MINERALS, OIL, GAS AND OTHER HYDROCARBON SUBSTANCES BELOW A DEPTH OF 500 FEET AND ALL GEOTHERMAL RIGHTS BELOW A DEPTH OF 250 FEET OF SAID REAL PROPERTY WITHOUT THE RIGHT OF SURFACE ENTRY.

         ALSO EXCEPTING THEREFROM THOSE PORTIONS DEEDED TO THE CITY OF CHICO, BY DEEDS RECORDED APRIL 28, 1980, IN BOOK 2510, PAGE 195, OFFICIAL RECORDS, AND RECORDED MAY 15, 1980, IN BOOK 1515, PAGE 276, OFFICIAL RECORDS.

         DESCRIPTION

         ALL THAT CERTAIN REAL PROPERTY SITUATE IN THE STATE OF
         CALIFORNIA, COUNTY OF BUTTE, CITY OF CHICO, DESCRIBED AS FOLLOWS:


         LOT 4, AS SHOWN ON THAT CERTAIN MAP ENTITLED, "CHICO INDUSTRIAL SUBDIVISION", WHICH MAP WAS RECORDED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF BUTTE, STATE OF CALIFORNIA, ON JULY 6, 1965, IN BOOK 34 OF MAPS, AT PAGE(S) 7, 8 AND 9.

         EXCEPTING THEREFROM THAT PORTION DEEDED TO THE STATE OF
         CALIFORNIA, DESCRIBED AS FOLLOWS:

         BEGINNING AT A POINT WHICH IS THE INTERSECTION OF THE EAST LINE OF LOT 2, AS SHOWN ON SAID MAP, WITH THE WESTERLY LINE OF STATE HIGHWAY ROUTE 99, SAID POINT BEING DISTANT 90.00 FEET SOUTHWESTERLY MEASURED AT A RIGHT ANGLE FROM THE BASE LINE AT ENGINEER'S STATION (C-1) 488+87.54 OF THE DEPARTMENT OF PUBLIC WORKS SURVEY ON ROAD 03-BUT-99 FROM POST MILE 30.0 TO 37.3; THENCE FROM SAID POINT OF BEGINNING NORTH 32 DEG. 24' 21" WEST,
         718.93 FEET; THENCE ALONG A TANGENT CURVE TO THE LEFT, HAVING A RADIUS OF 2940.00 FEET, THROUGH AN ANGLE OF 2 DEG. 25' 14", AN ARC DISTANCE OF 124.21 FEET TO A POINT OF COMPOUND CURVE; THENCE ON A CURVE TO THE LEFT, WITH A RADIUS OF 815.00 FEET, THROUGH AN ANGLE OF 25 DEG. 39' 46", AN ARC DISTANCE OF 365.04 FEET; THENCE NORTH 60 DEG. 29' 31" WEST, 603.28 FEET; THENCE NORTH 85 DEG. 37' 47" WEST, 152.81 FEET; THENCE SOUTH 80 DEG. 00' 30" WEST, 188.24
         FEET TO A POINT ON THE SOUTH LINE OF 20TH STREET, AS SHOWN ON SAID MAP OF "CHICO INDUSTRIAL PARK"; THENCE ALONG SAID SOUTH LINE OF 20TH STREET ON A CURVE TO THE LEFT, TANGENT TO A LINE BEARING NORTH 79 DEG. 40' 52" EAST, HAVING A RADIUS OF 642.00 FEET, THROUGH AN ANGLE OF 15 DEG. 22' 20", AN ARC DISTANCE OF 172.25 FEET; THENCE CONTINUING ALONG SOUTH LINE OF 20TH STREET, SOUTH 30 DEG. 29' 31" EAST, 2.33 FEET; THENCE NORTH 68 DEG. 31' 52" EAST,
         114.77 FEET; THENCE NORTH 64 DEG. 28' 40" EAST, 461.74 FEET TO THE INTERSECTION OF THE SOUTHERLY LINE OF SAID 20TH STREET WITH THE WESTERLY LINE OF STATE HIGHWAY ROUTE 99; THENCE ALONG SAID WESTERLY LINE SOUTH 30 DEG. 29' 31" EAST, 1766.67 FEET TO THE POINT OF BEGINNING.

         ALSO EXCEPTING ALL MINERALS, OIL, GAS AND OTHER HYDROCARBON SUBSTANCES BELOW A DEPTH OF 500 FEET AND ALL GEOTHERMAL RIGHTS BELOW A DEPTH OF 250 FEET OF SAID REAL PROPERTY WITHOUT THE RIGHT OF SURFACE ENTRY.

         ALSO EXCEPTING THEREFROM THOSE PORTIONS DEEDED TO THE CITY OF CHICO, BY DEEDS RECORDED APRIL 28, 1980, IN BOOK 2510, PAGE 195, OFFICIAL RECORDS, AND RECORDED MAY 15, 1980, IN BOOK 1515, PAGE 276, OFFICIAL RECORDS.

         RECORDING REQUESTED BY:

         William R. Foley, Esq.
         File No. 4396.01

         WHEN RECORDED, RETURN TO:

         William R. Foley, Esq.
         FOLEY, MC INTOSH & FOLEY
         Professional Corporation
         P. 0. Box 6247
         Albany, CA        94706


                                 MEMORANDUM OF LEASE



            This memorandum of lease is made this 25th day of May, 1988 between DOUGLAS W. BRADFORD ("LESSOR") and NETCO FOODS, INC., a California corporation ("LESSEE"), who agree as follows:

              1.   TERM AND PREMISES

              LESSOR leases to LESSEE and LESSEE leases from LESSOR a building to be constructed, to contain approximately 54,239 square feet, which building will be situated upon and constitut-ing a part of, the shopping center which is or will be located upon the real property situated in the County of Butte, Califor-
                   shopping center
         nia, which/is more particularly described on Exhibit "A" attached hereto and made a part hereof, for an initial term of twenty (20) years, commencing on the earlier of the first day the premises are opened for business or forty-five (45) days following notice of completion of construction of the premises, as is more fully set forth in paragraph 4 of the lease. The lease term is subject to extension by LESSEE in accordance with the terms of the lease

                                       Exhibit E
         between the parties, which lease is entitled "BUILD AND LEASE AGREEMENT" and is dated ________________. Each and all of the provisions of the said lease are incorporated into this memo-random of lease by this reference.

              2.    PURPOSE OF MEMORANDUM

              The purpose of this memorandum of lease is for recordation and the notice thereby imparted. This memorandum of lease does not, in any way, modify the provisions of the lease referred to above.

                                      LESSOR


                                      ----------------------------------------
                                         Douglas W. Bradford


                                      LESSEE

                                      NETCO FOODS, INC.,
                                      a California corporation


                                      By  /s/ STEVEN G. NETTLETON
                                        --------------------------------------
                                          Steve G. Nettleton6n, President

         STATE OF CALIFORNIA       |
                                   |    SS.
         COUNTY OF ______________  |

            On this the ___ day of ____________________ 19__ before me, the undersigned Notary Public in and for said State, personally appeared DOUGLAS W. BRADFORD, personally known to me or proved to me on the basis of satisfactory evidence, to be the person who executed the within instrument and acknowledged to me that he executed the same.

             WITNESS my hand and official seal.


                                             ---------------------------------
                                                      NOTARY PUBLIC



         STATE OF CALIFORNIA       |
                                   |    SS.
         COUNTY OF     Sutter      |

             On this the 24th day of May 1988, before me, the undersigned Notary Public in and for said State, personally appeared STEVE G. NETTLETON, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as President of NETCO FOODS, INC., on behalf of said corporation, and acknowledged to me that the corporation executed the same.

             WITNESS my hand and official seal.


                                             ---------------------------------
                                                      NOTARY PUBLIC

         OFFICIAL SEAL